                                                                    Exhibit 10.9

CONFIDENTIAL

                                    AGREEMENT

                                     between

                             Fiserv Solutions, Inc.
                                255 Fiserv Drive
                            Brookfield, WI 53045-5815

                                       and

                                 Westsound Bank
                               190 Pacific Avenue
                               Bremerton, WA 98337

                                      Date: ***

                                  (FISERV LOGO)

                  (C) Copyright 2000 by Fiserv Solutions, Inc.
                               All Rights Reserved

This document contains proprietary and confidential information of Fiserv Solutions, Inc. and may not be copied, published, disclosed or distributed without the express written consent of Fiserv Solutions, Inc. The material in this document, including terms, procedures, fees and other conditions, comprise an agreement to consider which will remain valid for ninety (90) days from ***.

AGREEMENT dated as of August 11, 2006 ("Agreement") between FISERV SOLUTIONS, INC., a Wisconsin corporation ("Fiserv"), and Westsound Bank ("Client").

     Fiserv and Client hereby agree as follows:

     1. Term. The initial term of this Agreement shall end *** from *** and, unless written notice of non-renewal is provided by either party at least 180 days prior to expiration of the initial term or any renewal term, this Agreement shall automatically renew for additional term(s) of ***. This Agreement shall be effective on ***.

     2. Services. (a) Services Generally. Fiserv, Itself and through its affiliates, agrees to provide Client, and Client agrees to obtain from Fiserv services ("Services") and products ("Products") (collectively, "Fiserv Services") described in the attached Exhibits:

     Exhibit A - Account Processing Services
     Exhibit B - Item Processing Services
     Exhibit C - EFT Services
     ***
     ***
     ***
     ***
     ***
     ***
     ***
     ***
     ***
     ***
     ***
     ***
     ***
     ***
     ***
     ***
     ***

     The Exhibits set forth specific terms and conditions applicable to the Services and/or Products, and, where applicable, the Fiserv affiliate so performing. Client may select additional services and products from time to time by incorporating an appropriate Exhibit to this Agreement.

     (b) Implementation Services. Fiserv will provide services (i) to convert Client's existing applicable data and/or information to the Fiserv Services; and/or (ii) to implement the Fiserv Services. These activities are referred to as "Implementation Services". Client agrees to cooperate with Fiserv in connection with Fiserv's provision of Implementation Services and to provide all necessary information and assistance to facilitate the conversion and/or implementation. Client is responsible for all out-of-pocket expenses associated with Implementation Services. Fiserv will provide Implementation Services as required in connection with Fiserv Services.

     (c) Training Services. Fiserv shall provide training, training aids, user manuals, and other documentation for Client's use as Fiserv finds necessary to enable Client personnel to become familiar with Fiserv Services. If requested by Client, classroom training in the use and operation of Fiserv Services will be provided at a training facility designated by Fiserv. All such training aids and manuals remain Fiserv's property.

     3. Fees for Fiserv Services. (a) General. Client agrees to pay Fiserv:

     (i)  Fees for Fiserv Services for the month as specified in the Exhibits;

     (ii) out-of-pocket charges for the month payable by Fiserv for the account of Client; and

     (iii) Taxes (as defined below) thereon (collectively "Fees").

Fiserv shall timely reconcile Fees paid by Client for the Fiserv Services for the month and the fees and charges actually due Fiserv based on Client's actual use of Fiserv Services for such month. Fiserv shall either issue a credit to Client or provide Client with an invoice for any additional fees or other charges owed. Fiserv may change the amount of Fees billed to reflect appropriate changes in actual use of Fiserv Services. Fees may be increased from time to time as set forth in the Exhibits. Upon notification to and acceptance by Client, Fiserv may increase its fees in excess of amounts listed in the Exhibits in the event that Fiserv implements major system enhancements to comply with changes in law, government regulation, or industry practices.

     (b) Additional Charges. Fees for out-of-pocket expenses, such as telephone, microfiche, courier, and other charges incurred by Fiserv for goods or services obtained by Fiserv on Client's behalf shall be billed to Client at cost plus the applicable Fiserv administrative fee as set forth in the Exhibits. Such out-of-pocket expenses may be changed from time to time upon notification of a fee change from a vendor/provider. The Fees do not include, and Client shall be responsible for, furnishing


WESTSOUND BANK AUGUST 11, 2006          2                          (FISERV LOGO)
transportation or transmission of information between Fiserv's service center(s), Client's site(s), and any applicable clearing house, regulatory agency, or Federal Reserve Bank.

     (c) Taxes. Fiserv shall add to each invoice any sales, use, excise, value added, and other taxes and duties however designated that are levied by any taxing authority relating to the Fiserv Services ("Taxes"). In no event shall "Taxes" Include taxes based upon Fiserv's net income.

     (d) Payment Terms. Estimated Fees are due and payable monthly upon receipt of invoice. Client shall pay Fiserv through the Automated Clearing House. In the event any amounts due remain unpaid beyond the 30th day after payment is due, Client shall pay a late charge of 1.5% per month. Client agrees that it shall neither make nor assert any right of deduction or set-off from Fees on invoices submitted by Fiserv for Fiserv Services.

     4. Access to Fiserv Services. (a) Procedures. Client agrees to comply with applicable regulatory requirements and procedures for use of Services established by Fiserv.

     (b) Changes. Fiserv continually reviews and modifies Fiserv systems used in the delivery of Services (the "Fiserv System") to improve service and comply with government regulations, if any, applicable to the data and information utilized in providing Services. Fiserv reserves the right to make changes in Services, including but not limited to operating procedures, type of equipment or software resident at, and the location of Fiserv's service center(s). Fiserv will notify Client of any material change that affects Client's normal operating procedures, reporting, or service costs prior to implementation of such change.

     (c) Communications Lines. Fiserv shall order the installation of appropriate communication lines and equipment to facilitate Client's access to Services. Client understands and agrees to pay charges relating to the installation and use of such lines and equipment as set forth in the Exhibits.

     (d) Terminals and Related Equipment. Client shall obtain necessary and sufficient terminals and other equipment, approved by Fiserv and compatible with the Fiserv System, to transmit and receive data and information between Client's location(s), Fiserv's service center(s), and/or other necessary location(s). Fiserv and Client may mutually agree to change the type(s) of terminal and equipment used by Client.

     5. Client Obligations. (a) Input. Client shall be solely responsible for the input, transmission, or delivery to and from Fiserv of all information and data required by Fiserv to perform Services unless Client has retained Fiserv to handle such responsibilities, as specifically set forth in the Exhibits. The information and data shall be provided in a format and manner approved by Fiserv. Client will provide at its own expense or procure from Fiserv all equipment, computer software, communication lines, and interface devices required to access the Fiserv System. If Client has elected to provide such items itself, Fiserv shall provide Client with a list of compatible equipment and software; Client agrees to pay Fiserv's standard fee for recertification of the Fiserv System resulting therefrom.

     (b) Client Personnel. Client shall designate appropriate Client personnel for training in the use of the Fiserv System, shall supply Fiserv with reasonable access to Clients site during normal business hours for Implementation Services and shall cooperate with Fiserv personnel in their performance of Services.

     (c) Use of Fiserv System. Client shall (i) comply with any operating instructions on the use of the Fiserv System provided by Fiserv; (ii) review all reports furnished by Fiserv for accuracy; and (iii) work with Fiserv to reconcile any out of balance conditions or discrepancies. Client shall determine and be responsible for the authenticity and accuracy of all information and data submitted to Fiserv.

     (d) Client's Systems. Client shall be responsible for ensuring that its systems are Year 2000 compliant and otherwise capable of passing and/or accepting data from and/or to the Fiserv System.

     6. Ownership and Confidentiality. (a) Definition.

     (i) Client Information. "Client Information" means: (A) confidential plans, customer lists, information, and other proprietary material of Client that is marked with a restrictive legend, or if not so marked with such legend or is disclosed orally, is identified as confidential at the time of disclosure (and written confirmation thereof is promptly provided to Fiserv); and (B) any information and data concerning the business and financial records of Client's customers prepared by or for Fiserv, or used in any way by Fiserv in connection with the provision of Fiserv Services (whether or not any such information is marked with a restrictive legend).

     (ii) Fiserv Information. "Fiserv Information" means: (A) confidential plans, information, research, development, trade secrets, business affairs (Including that of any Fiserv client, supplier, or affiliate), and other proprietary material of Fiserv that is marked with a restrictive legend, or if not so marked with such legend or is disclosed orally, is identified as confidential at the time of disclosure (and written confirmation thereof is promptly provided to Client); and (B) Fiserv's proprietary computer programs, including custom software modifications, software documentation and training aids, and all data, code, techniques, algorithms, methods, logic, architecture, and designs


WESTSOUND BANK AUGUST 11, 2006          3                          (FISERV LOGO)
     embodied or incorporated therein (whether or not any such information is marked with a restrictive legend).

     (iii) Information. "Information" means Client information and Fiserv information. No obligation of confidentiality applies to any information that the receiving party ("Recipient") (A) already possesses without obligation of confidentiality; (B) develops independently; or (C) rightfully receives without obligation of confidentiality from a third party. No obligation of confidentiality applies to any information that is, or becomes, publicly available without breach of this Agreement.

     (b) Obligations. Recipient agrees to hold as confidential all information it receives from the disclosing party ("Discloser"). All information shall remain the property of Discloser or its suppliers and licensors. Information will be returned to Discloser at the termination or expiration of this Agreement. Fiserv specifically agrees that it will not use any non-public personal information about Client's customers in any manner prohibited by Title V of the Gramm-Leach-Bliley Act. Recipient will use the same care and discretion to avoid disclosure of information as it uses with its own similar information that it does not wish disclosed, but in no event less than a reasonable standard of care. Recipient may only use information in accordance with the purpose of this Agreement. Recipient may disclose information to (i) employees and employees of affiliates who have a need to know, and (ii) any other party with Discloser's written consent. Before disclosure to any of the above parties, Recipient will have a written agreement with such party sufficient to require that party to treat information in accordance with this Agreement. Recipient may disclose information to the extent required by law. However, Recipient agrees to give Discloser prompt notice so that it may seek a protective order. The provisions of this sub-section survive any termination or expiration of this Agreement.

     (c) Residuals. Nothing contained in this Agreement shall restrict Recipient from the use of any Ideas, concepts, know-how, or techniques contained in information that are related to Recipient's business activities ("Residuals"), provided that in so doing, Recipient does not breach Its obligations under this Section. However, this does not give Recipient the right to disclose the Residuals except as set forth elsewhere in this Agreement.

     (d) Fiserv System. The Fiserv System contains information and computer software that are proprietary and confidential information of Fiserv, its suppliers, and licensors. Client agrees not to attempt to circumvent the devices employed by Fiserv to prevent unauthorized access thereto, including, but not limited to, alterations, decompiling, disassembling, modifications, and reverse engineering thereof.

     (e) Information Security. Fiserv has Implemented and shall maintain appropriate measures designed to meet the objectives of the guidelines establishing information security standards as adopted by any federal regulatory agencies having Jurisdiction over Client's affairs. These measures include appropriate disposal of consumer information as required, and taking appropriate actions to address incidents of unauthorized access to Client's sensitive customer information, including notification to Client as soon as possible of any such incident.

     (f) Confidentiality of this Agreement. Fiserv and Client agree to keep confidential the prices, terms and conditions of this Agreement, without disclosure to third parties.

     7. Regulatory Agencies, Regulations and Legal Requirements. (a) Client Files. Records maintained and produced for Client ("Client Files") may be subject to examination by such Federal, State, or other governmental regulatory agencies as may have jurisdiction over Client's business to the same extent as such records would be subject if maintained by Client on its own premises. Client agrees that Fiserv is authorized to give all reports, summaries, or information contained in or derived from the data or information in Fiserv's possession relating to Client when formally requested to do so by an authorized regulatory or government agency.

     (b) Compliance with Regulatory Requirements. Client agrees to comply with applicable regulatory and legal requirements, including without limitation:

     (i) submitting a copy of this Agreement to the appropriate regulatory agencies prior to the date Services commence;

     (ii) providing adequate notice to the appropriate regulatory agencies of the termination of this Agreement or any material changes in Services;

     (iii) retaining records of its accounts as required by regulatory authorities;

     (iv) obtaining and maintaining, at its own expense, any Fidelity Bond required by any regulatory or governmental agency; and

     (v) maintaining, at its own expense, such casualty and business interruption insurance coverage for loss of records from fire, disaster, or other causes, and taking such precautions regarding the same, as may be required by regulatory authorities.

     8. Warranties. (a) Fiserv Warranties. Fiserv represents and warrants that:

     (i) (A) Services will conform to the specifications set forth in the Exhibits; (B) Fiserv will perform Client's work accurately provided that Client supplies accurate data and information, and follows the procedures described in


WESTSOUND BANK AUGUST 11, 2006          4                          (FISERV LOGO)
     all Fiserv documentation, notices, and advices; (C) Fiserv personnel will exercise due care in provision of Services; (D) the Fiserv System will comply in all material respects with all applicable Federal regulations governing Services; and (E) the Fiserv System is Year 2000 compliant. In the event of an error or other default caused by Fiserv personnel, systems, or equipment, Fiserv shall correct the data or information and/or reprocess the affected item or report at no additional cost to Client. Client agrees to supply Fiserv with a written request for correction of the error within 7 days after Client's receipt of the work containing the error. Work reprocessed due to errors in data supplied by Client, on Client's behalf by a third party, or by Client's failure to follow procedures set forth by Fiserv shall be billed to Client at Fiserv's then current time and material rates; and (II) It owns or has a license to furnish all equipment or software comprising the Fiserv System. Fiserv shall indemnify Client and hold it harmless against any claim or action that alleges that the Fiserv System use infringes a United States patent, copyright, or other proprietary right of a third party. Client agrees to notify Fiserv promptly of any such claim and grants Fiserv the sole right to control the defense and disposition of all such claims. Client shall provide Fiserv with reasonable cooperation and assistance in the defense of any such claim.

THE WARRANTIES STATED HEREIN ARE LIMITED WARRANTIES AND ARE THE ONLY WARRANTIES MADE BY FISERV. FISERV DOES NOT MAKE, AND CLIENT HEREBY EXPRESSLY WAIVES, ALL OTHER WARRANTIES, INCLUDING WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THE STATED EXPRESS WARRANTIES ARE IN LIEU OF ALL LIABILITIES OR OBLIGATIONS OF FISERV FOR DAMAGES ARISING OUT OF OR IN CONNECTION WITH THE DELIVERY, USE OR PERFORMANCE OF FISERV SERVICES.

     (b) Client Warranties. Client represents and warrants that: (i) no contractual obligations exist that would prevent Client from entering into this Agreement; (ii) it has complied with all applicable regulatory requirements; and
(iii) it has requisite authority to execute, deliver, and perform this Agreement. Client shall indemnify and hold harmless Fiserv, its officers, directors, employees, and affiliates against any claims or actions arising out of (iv) the use by Client of the Fiserv System in a manner other than that provided in this Agreement; and (v) any and all claims by third parties through Client arising out of the performance and non-performance of Fiserv Services by Fiserv, provided that the indemnity listed in clause (v) hereof shall not preclude Client's recovery of direct damages pursuant to the terms and subject to the limitations of this Agreement.

     9. Limitation of Liability. (a) General. IN NO EVENT SHALL FISERV BE LIABLE FOR LOSS OF GOODWILL, OR FOR SPECIAL, INDIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES ARISING FROM CLIENT'S USE OF FISERV SERVICES, OR FISERV'S SUPPLY OF EQUIPMENT OR SOFTWARE, REGARDLESS OF WHETHER SUCH CLAIM ARISES IN TORT OR IN CONTRACT. CLIENT MAY NOT ASSERT ANY CLAIM AGAINST FISERV MORE THAN 2 YEARS AFTER SUCH CLAIM ACCRUED. FISERV'S AGGREGATE LIABILITY FOR ANY AND ALL CAUSES OF ACTION RELATING TO THIS AGREEMENT SHALL BE LIMITED TO THE TOTAL FEES PAID BY CLIENT TO FISERV FOR THE FISERV SERVICE RESULTING IN SUCH LIABILITY IN THE *** PERIOD PRECEDING THE DATE THE CLAIM ACCRUEL. FISERV'S AGGREGATE LIABILITY FOR A DEFAULT RELATING TO THIRD PARTY EQUIPMENT OR SOFTWARE SHALL BE LIMITED TO THE AMOUNT PAID BY CLIENT FOR THE EQUIPMENT OR SOFTWARE.

     (b) Lost Records. If Client's records or other data submitted for processing are lost or damaged as a result of any failure by Fiserv, its employees, or agents to exercise reasonable care to prevent such loss or damage, Fiserv's liability on account of such loss or damages shall not exceed the reasonable cost of reproducing such records or data from exact duplicates thereof in Client's possession.

     10. Disaster Recovery. (a) General. Fiserv maintains a disaster recovery plan ("Disaster Recovery Plan") for each Service. A "Disaster" shall mean any unplanned interruption of the operations of or inaccessibility to Fiserv's service center in which Fiserv, using reasonable judgment, requires relocation of processing to a recovery location. Fiserv shall notify Client as soon as possible after Fiserv deems a service outage to be a Disaster. Fiserv shall move the processing of Clients standard services to a recovery location as expeditiously as possible and shall coordinate the cut-over to back-up telecommunication facilities with the appropriate carriers. Client shall maintain adequate records of all transactions during the period of service interruption and shall have personnel available to assist Fiserv in implementing the switchover to the recovery location. During a Disaster, optional or on-request services shall be provided by Fiserv only to the extent adequate capacity exists at the recovery location and only after stabilizing the provision of base services.

     (b) Communications. Fiserv shall work with Client to establish a plan for alternative communications in the event of a Disaster.

     (c) Disaster Recovery Test. Fiserv shall test the Disaster Recovery Plan periodically. Client agrees to participate in and assist Fiserv with such test, if requested by Fiserv. Upon Client's request, test results will be made available to Client's management, regulators, auditors, and insurance underwriters.


WESTSOUND BANK AUGUST 11, 2006          5                          (FISERV LOGO)

     (d) Client Plans. Fiserv agrees to release information necessary to allow Client's development of a disaster recovery plan that operates in concert with the Disaster Recovery Plan.

     (e) No Warranty. Client understands and agrees that the Disaster Recovery Plan is designed to minimize, but not eliminate, risks associated with a Disaster affecting Fiserv's service center(s). Fiserv does not warrant that Fiserv Services will be uninterrupted or error free in the event of a Disaster; no performance standards shall be applicable for the duration of a Disaster. Client maintains responsibility for adopting a disaster recovery plan relating to disasters affecting Client's facilities and for securing business interruption insurance or other insurance necessary for Client's protection.

     11. Termination. (a) Material Breach. Except as provided elsewhere in this
Section 11, either party may terminate this Agreement in the event of a material breach by the other party not cured within 90 days following written notice stating, with particularity and in reasonable detail, the nature of the claimed breach.

     (b) Failure to Pay. In the event any invoice remains unpaid by Client 30 days after due, or Client deconverts any data or information from the Fiserv System without prior written consent of Fiserv, Fiserv, at its sole option, may terminate this Agreement and/or Client's access to and use of Fiserv Services. Any invoice submitted by Fiserv shall be deemed correct unless Client provides written notice to Fiserv within 15 days of the invoice date specifying the nature of the disagreement.

     (c) Remedies. Remedies contained in this Section 11 are cumulative and are in addition to the other rights and remedies available to Fiserv under this Agreement, by law or otherwise.

     (d) Defaults. If Client:

     (i) defaults in the payment of any sum of money due and fails to remedy such breech as set forth in Section 11(b);

     (ii) breaches this Agreement in any material respect or otherwise defaults in any material respect in the performance of any of its obligations in
     Section 11(a); or

     (iii) commits an act of bankruptcy or becomes the subject of any proceeding under the Bankruptcy Code or becomes insolvent or if any substantial part of Client's property becomes subject to any levy, seizure, assignment, application, or sale for or by any creditor or governmental agency;

then, in any such event, Fiserv may, upon written notice, terminate this Agreement and be entitled to recover from Client as liquidated damages an amount equal to the present value of all payments remaining to be made hereunder for the remainder of the initial term or any renewal term of this Agreement. For purposes of the preceding sentence, present value shall be computed using the "prime" rate (as published in The Wall Street Journal) in effect at the date of termination and "all payments remaining to be made" shall be calculated based on the average bills for the 3 months immediately preceding the date of termination. Client agrees to reimburse Fiserv for any expenses Fiserv may incur, including reasonable attorneys' fees, in taking any of the foregoing actions.

     (e) Convenience. Client may terminate this Agreement by paying termination fee based on the remaining unused term of this Agreement, the amount to be determined by multiplying Client's largest monthly invoice for each Fiserv Service received by Client during the term (or if no monthly invoice has been received, the sum of the estimated monthly billing for each Fiserv Service to be received hereunder) by 80% times the remaining months of the term, plus any unamortized conversion fees or third party costs existing on Fiserv's books on the date of termination. Client understands and agrees that Fiserv losses incurred as a result of early termination of the Agreement would be difficult or impossible to calculate as of the effective date of termination since they will vary based on, among other things, the number of clients using the Fiserv System on the date the Agreement terminates. Accordingly, the amount set forth in the first sentence of this subsection represents Client's agreement to pay and Fiserv's agreement to accept as liquidated damages (and not as a penalty) such amount for any such Client termination.

     (f) Return of Data Files. Upon expiration or termination of this Agreement, Fiserv shall furnish to Client such copies of Client Files as Client may request in a Fiserv standard format along with such information and assistance as is reasonable and customary to enable Client to deconvert from the Fiserv System, provided, however, that Client consents and agrees and authorizes Fiserv to retain Client Files until (i) Fiserv is paid in full for (A) all Services provided through the date such Client Files are returned to Client; and (B) any and all other amounts that are due or will become due under this Agreement; (ii) Fiserv is paid its then standard rates for the services necessary to return such Client Files; (iii) if this Agreement is being terminated, Fiserv is paid any applicable termination fee pursuant to subsection (d) or (e) above; and (iv) Client has returned to Fiserv all Fiserv Information. Unless directed by Client in writing to the contrary, Fiserv shall be permitted to destroy Client Files any time after 30 days from the final use of Client Files for processing.

     (g) Miscellaneous. Client understands and agrees that Client is responsible for the deinstallation and return shipping of any Fiserv-owned equipment located on Client's premises.

     12. Dispute Resolution. (a) General. Except with respect to disputes arising from a misappropriation or misuse of either party's proprietary rights, any dispute or controversy


WESTSOUND BANK AUGUST 11, 2006          6                          (FISERV LOGO)
arising out of this Agreement, or its interpretation, shall be submitted to and resolved exclusively by arbitration under the rules then prevailing of the American Arbitration Association, upon written notice of demand for arbitration by the party seeking arbitration, setting forth the specifics of the matter in controversy or the claim being made. The arbitration shall be heard before an arbitrator mutually agreeable to the parties; provided, that if the parties cannot agree on the choice of arbitrator within 10 days after the first party seeking arbitration has given written notice, then the arbitration shall be heard by 3 arbitrators, 1 chosen by each party, and the third chosen by those 2 arbitrators. The arbitrators will be selected from a panel of persons having experience with and knowledge of information technology and at least 1 of the arbitrators selected will be an attorney. Discovery shall not be permitted. A hearing on the merits of all claims for which arbitration is sought by either party shall be commenced not later than 60 days from the date demand for arbitration is made by the first party seeking arbitration. The arbitrator(s) must render a decision within 10 days after the conclusion of such hearing. Any award in such arbitration shall be final and binding upon the parties and the judgment thereon may be entered in any court of competent jurisdiction.

     (b) Applicable Law. The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. 1-16 and the Federal Rules of Evidence. The arbitrators shall apply the substantive law of the State of Washington, without reference to provisions relating to conflict of laws. The arbitrators shall not have the power to alter, modify, amend, add to, or subtract from any term or provision of this Agreement, nor to rule upon or grant any extension, renewal, or continuance of this Agreement. The arbitrators shall have the authority to grant any legal remedy available had the parties submitted the dispute to a judicial proceeding.

     (c) Situs. If arbitration is required to resolve any disputes between the parties, the proceedings to resolve the first such dispute shall be held in Milwaukee, Wisconsin, the proceedings to resolve the second such dispute shall be held in Kitsap County, Washington, and the proceedings to resolve any subsequent disputes shall alternate between Milwaukee, Wisconsin and Kitsap County, Washington.

     13. Insurance. Fiserv carries the following types of insurance policies:

     (i) Commercial General Liability in an amount not less than $1 million per occurrence for claims arising out of bodily injury and property damage;

     (ii) Commercial Crime covering employee dishonesty in an amount not less than $5 million;

     (iii) All-risk property coverage including Extra Expense and Business Income coverage; and

     (iv) Workers Compensation as mandated or allowed by the laws of the state in which Services are being performed, including $1 million coverage for Employer's Liability.

     14. Audit. Fiserv employs an Internal auditor responsible for ensuring the integrity of its processing environments and internal controls. In addition, as may be required by law or regulation, Fiserv provides for periodic independent audits of it operations Fiserv shall provide Client with a copy of the audit of the Fiserv service center providing Services within a reasonable time after its completion and shall charge each client a fee based on the pro rata cost of such audit. Fiserv shall also provide a copy of such audit to the appropriate regulatory agencies, if any, having jurisdiction over Fiserv's provision of Services.

     15. General. (a) Binding Agreement. This Agreement is binding upon the parties and their respective successors and permitted assigns. Neither this Agreement nor any interest may be sold assigned, transferred, pledged, or otherwise disposed of by Client, whether pursuant to change of control or otherwise without Fiserv's prior written consent Client agrees that Fiserv may subcontract any services to be performed hereunder. Any such subcontractors shall be required to comply with all applicable terms and conditions.

     (b) Entire Agreement. This Agreement, including its Exhibits, which are expressly incorporated herein by reference, constitutes the complete and exclusive statement of the agreement between the parties as to the subject matter hereof and supersedes all previous agreements with respect thereto. Modifications of this Agreement must be in writing and signed by duly authorized representatives of the parties. Each party hereby acknowledges that it has not entered into this Agreement in reliance upon any representation made by the other party not embodied herein. In the event any of the provisions of any Exhibit are in conflict with any of the provisions of this Agreement, the terms and provisions of this Agreement shall control unless the Exhibit in question expressly provides that its terms and provisions shall control.

     (c) Severability. If any provision of this Agreement is held to be unenforceable or invalid, the other provisions shall continue in full force and effect.

     (d) Governing Law. This Agreement will be governed by the substantive laws of the State of Washington, without reference to provisions relating to conflict of laws. The United Nations Convention of Contracts for the International Sale of Goods shall not apply to this Agreement.

     (e) Force Majeure. Neither party shall be responsible for delays or failures in performance resulting from acts reasonably beyond the control of that party.

     (f) Notices. Any written notice required or permitted to be given hereunder shall be given by: (i) Registered or Certified


WESTSOUND BANK AUGUST 11, 2006          7                          (FISERV LOGO)

Mail, Return Receipt Requested, postage prepaid; (II) confirmed facsimile; or
(III) nationally recognized courier service to the other party at the addresses listed on the cover page or to such other address or person as a party may designate in writing. All such notices shall be effective upon receipt.

     (g) No Waiver. The failure of either party to insist on strict performance of any of the provisions hereunder shall not be construed as the waiver of any subsequent default of a similar nature.

     (h) Financial Statements. Fiserv shall provide Client and the appropriate regulatory agencies so requiring a copy of Fiserv, Inc.'s audited consolidated financial statements.

     (i) Prevailing Party. The prevailing party in any arbitration, suit, or action brought against the other party to enforce the terms of this Agreement or any rights or obligations hereunder, shall be entitled to receive its reasonable costs, expenses, and attorneys' fees of bringing such arbitration, suit, or action.

     (j) Survival. All rights and obligations of the parties under this Agreement that, by their nature, do not terminate with the expiration or termination of this Agreement shall survive the expiration or termination of this Agreement.

     (k) Exclusivity. Client agrees that Fiserv shall be the sole and exclusive provider of the services that are the subject matter of this Agreement. For purposes of the foregoing, the term "Client" shall include Client affiliates. During the term of this Agreement, Client agrees not to enter into an agreement with any other entity to provide these services (or similar services) without Fiserv's prior written consent. If Client acquires another entity, the exclusivity provided to Fiserv hereunder shall take effect with respect to such acquired entity as soon as practicable after termination of such acquired entity's previously existing arrangement for these services. If Client is acquired by another entity; the exclusivity provided to Fiserv hereunder shall apply with respect to the level or volume of these services provided immediately prior to the signing of the definitive acquisition agreement relating to such acquisition and shall continue with respect to the level or volume of these services until any termination or expiration of this Agreement.

     (l) Recruitment of Employees. Client agrees not to hire Fiserv's employees during the term of this Agreement and for a period of 6 months after any termination or expiration thereof, except with Fiserv's prior written consent.

     (m) Publicity. Client and Fiserv shall have the right to make general references about each other publicly and the type of services being provided hereunder to third parties, such as auditors, regulators, financial analysts, and prospective customers and clients. The parties shall mutually agree on a press release relating to the execution of this Agreement. In conjunction with this, the party initiating such release shall give the other party a reasonable opportunity to review and comment on the content thereof prior to its release.

     (n) Independent Contractors. Client and Fiserv expressly agree they are acting as independent contractors and under no circumstances shall any of the employees of one party be deemed the employees of the other for any purpose. This Agreement shall not be construed as authority for either party to act for the other party in any agency or other capacity, or to make commitments of any kind for the account of or on behalf of the other except as expressly authorized herein.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the date indicated below.

For Client:                             For Fiserv:

Westsound Bank                          Fiserv Solutions, Inc.


By: /s/ Mark Freeman                    By:
    ---------------------------------       ------------------------------------
Name: Mark Freeman                      Name: Sam Langham
Title: Senior Vice President,           Title: President, Western Region
       Chief Financial Officer
Date:  ***                              Date:
                                              ----------------------------------


WESTSOUND BANK AUGUST 11, 2006          8                          (FISERV LOGO)

                                                                       EXHIBIT A

                           ACCOUNT PROCESSING SERVICES

Client agrees with Fiserv as follows:

     1. Services. Fiserv will provide Client the Account Processing Services ("Account Processing Services") specified in Exhibit A-1.

     2. Fees. Client shall pay Fiserv the fees and other charges for the Account Processing Services specified in Exhibit A-1. The fees listed in Exhibit A-2 are valid for the account processing services Client contracts for as of the date of the Agreement. If Client seeks additional services from Fiserv during the term of the Agreement, Fiserv's fees therefor will be quoted to Client upon request. Fiserv agrees to give at least 30 days notice to Client of any changes in the rules and procedures established for processing, unless such changes are caused by changes made by the Federal Reserve System or otherwise beyond the control of Fiserv, not permitting Fiserv to give such advance notice. Fiserv reserves the right to make such changes to the Exhibits without notice as may be necessary to cover any increases in Federal Reserve System costs and charges or in other costs and charges beyond Fiserv's control, including changes required by applicable law or regulatory activity. The fees listed in Exhibit A-2 may be changed annually effective each January 1 beginning in the year 2007 upon 30 days notice to Client. Each change shall be limited to the change in the U.S. Department of Labor, Consumer Price Index for All Urban Households - Pacific Northwest, published by the United States Department of Labor, Bureau of Labor Statistics ("CPI") for the 12-month period preceding each January 1 not to exceed 3% unless the CPI exceeds 6%. Any percent or fraction thereof above 6% will be added to the 3%. Fiserv will deliver to Client the notification of the fee change

     3. Responsibility for Accounts. Client shall be responsible for balancing its accounts each business day and notifying Fiserv immediately of any errors or discrepancies. Provided that Client immediately notifies Fiserv of any discrepancy in Client's accounts, Fiserv shall, at its expense, promptly re-compute accounts affected by discrepancies solely caused by the Fiserv Systems or provide for another mutually agreeable resolution. Fiserv will use its commercially reasonable efforts to correct errors attributable to Client or Client's other third party providers. Reconstruction of error conditions attributable to Client or to third parties acting on Client's behalf will be done at prevailing rates as set forth in Exhibit A-2.

     4. Annual Histories. Fiserv currently maintains annual histories, where applicable, for its clients. These histories can be used to reconstruct Client Files in an emergency. However, in order to permit prompt and accurate reconstruction of accounts, Client agrees to retain at all times and make available to Fiserv upon request the most recent data printout(s) received from Fiserv, together with copies or other accurate and retrievable records of all transactions to be reflected on the next consecutive printout(s).

     5. Hours of Operation. Account Processing Services will be available for use by Client during standard Fiserv business hours, excluding holidays, as specified in Exhibit A-3. Account Processing Services may be available additional hours, during which time Client may use Services at its option and subject to additional charges.

     6. Performance Standards. The Fiserv performance standards for the Account Processing Services ("Performance Standards") are set forth in Exhibit A-4. In no event shall Fiserv be liable to Client for damages of any nature arising solely from failure by Fiserv to meet Performance Standards.

     7. Protection of Data. (a) For the purpose of compliance with applicable government regulations, Fiserv has an operations backup center, for which Client agrees to pay the charges indicated in Exhibit A-2. Copies of transaction files are maintained by Fiserv off premises in secured vaults.

     (b) Fiserv provides systems security utilizing commercially reasonable standards to protect Client Files from unauthorized access in compliance with applicable governmental regulations.

     (c) Upon Client providing access to Client Files through Client's customers' personal computers or voice response system, Client agrees to indemnify and hold harmless Fiserv, its officers, directors, employees, and affiliates against any claims or actions arising out of such access to Client Files or any Fiserv files (including the files of other Fiserv clients) or the Fiserv System or other Fiserv systems.

     8. Processing Priority. Fiserv does not subscribe to any processing priority; all users receive equal processing consideration.

     9. Forms and Supplies. Client assumes and will pay the charges for all customized forms, supplies, and delivery charges. Custom forms ordered through Fiserv will be subject to a 15% administrative fee for warehousing and inventory control. Forms ordered by Client and warehoused at Fiserv will be subject to the administrative fee set forth in Exhibit A-2.

     10. Regulatory Supervision. By entering into this Agreement, Fiserv agrees that regulatory agencies having authority over Client's operations shall have the authority and responsibility provided to the regulatory agencies pursuant to the Bank Service Corporation Act, 12 U.S.C, 1867(C) relating to services performed by contract or otherwise.


WESTSOUND BANK AUGUST 11, 2006          9                          (FISERV LOGO)

                           ACCOUNT PROCESSING SERVICES

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the date indicated below.

For Client:                             For Fiserv:

Westsound Bank                          Fiserv Solutions, Inc.


By: /s/ Mark Freeman                    By:
    ---------------------------------       ------------------------------------
Name: Mark Freeman                      Name: Sam Langham
Title: Senior Vice President,           Title: President, Western Region
       Chief Financial Officer
Date: ***                               Date:
                                              ----------------------------------


WESTSOUND BANK AUGUST 11, 2006         10                          (FISERV LOGO)

                                                                     EXHIBIT A-1

                           ACCOUNT PROCESSING SERVICES

Client and Fiserv agree as follows:

1. Fiserv Responsibilities. Fiserv will provide Client with the following ITI Software Account Processing Services for the fees and charges out lined in Exhibit A-2:

     a.   Base Services:

          -    Account Analysis

          -    ACH Processing - Item Entry System (IES)

          -    ATM Processing/Batch Interface

          -    Automatic Account Transfers

          -    Bulk File Processing

          -    Certificates of Deposits

          -    Commercial Loans

          -    Combined Statements

          -    Consumer Loans

          -    Standard Statement Formats

          -    Customer Information File (CIF)

          -    Demand Deposit Accounting

          -    Financial Management System (G/L)

          -    Host Disaster Recovery Back Up (FM clients not Included)

          -    Investor Reporting, Standard Core

          -    Lines of Credit

          -    Loan Account Processing

          -    Loan Investor Reporting

          -    Mortgage Loans

          -    On-line NSF/OD Return Processing (EIM)

          -    Product Release Installation Management

          -    Savings Account Processing

          -    Sweep Accounting

          - Tape - (NCP Format) Fiserv Forms & Graphics or Deluxe Generation for Coupon Books (Weekly) - 1 included

          - Tape (TRW) Format Generation for Credit Bureau (Monthly) - 1 included

          -    Transaction Management System (TMS)

     b.   Interfaces:

          -    ATM Positive Balance File

          -    Premier Deposit Platform

          -    Premier Teller

          -    Fiserv Item Processing

     c.   Network Support Services:

          - Data Communication line between Fiserv's account processing center and Client's primary banking location.

          - Staffing and maintenance to undertake investigations, inquiries, and problem resolution associated with the Network Support Services software.

          - Applications support personnel will be available to assist and support Client's support services staff.

          -    Account Management Staff to call on Client.

     d.   Training:

          -    Refresher training available (at then current fees)

     e.   Help Desk Services:

          - Staffing and maintenance to undertake investigations, inquiries, and problem resolution associated with the Application Processing Services software.

          - Applications support personnel will be available to assist and support Client's support services staff.


WESTSOUND BANK AUGUST 11, 2006         11                          (FISERV LOGO)

                           ACCOUNT PROCESSING SERVICES

          -    Account Management Staff to call on Client.

2. Client Responsibilities. Client will be responsible for the following activities:

     a.   Personnel:

          -    Project Manager

          -    Staff necessary to assist in Implementation Services

     b.   Third Party Software:

          - Evaluation, selection, licensing, and procurement of maintenance for third party application software as mutually agreed by Fiserv and Client.

          - Obtain any necessary consents to utilize third party software licensed to Client as of the Effective Date, which consents shall be provided to Fiserv (the obtaining of such consents shall be a condition precedent to performance by Fiserv of its obligations).

          - Advising Fiserv of any connections, upgrades, or enhancements that become available from third party vendors so that they may be installed on a mutually agreeable schedule and in accordance with the third party vendor's recommended time schedule.

          - Providing Fiserv with a complete copy of all license and maintenance agreements related to third party software.


WESTSOUND BANK AUGUST 11, 2006         12                          (FISERV LOGO)

                                                                     EXHIBIT A-2

                         ACCOUNT PROCESSING SERVICE FEES

Fiserv will provide Client the following Account Processing Services at the fees and prices indicated:

1.   ACCOUNT CHARGES (Per Month, Per Account)

     Account Range Tiers

*** ......................................................................   $***
*** ......................................................................   $***
*** ......................................................................   $***
*** ......................................................................   $***
Transaction charges ......................................................   $***

     Open and closed accounts of the following types are included in the monthly per account totals for billing purposes: Demand Deposit, Savings, Certificates of Deposit, Loan Notes and General Ledger Accounts.

2.   OTHER MONTHLY CHARGES

                                                                         Monthly
                                                                  Rate    Charge
                                                                  ----   -------
Data Communications Line Charges                                   ***    $***
Courier (where applicable)                                         ***    $***
Fiserv Local Print (per page)                                      ***    $***
SMART Reports ($*** per run)                                              $***
(NOTE: PRIME DEPLOYED TO REPLACE SMART REPORTS)

**   Monthly charge is calculated on applicable volumes.

3.   OPTIONAL MODULES & SERVICES

                                                                       Monthly
                                                                     Service Fee
                                                                     -----------
ATM Interface - Standing Behind the Switch (Fiserv EFT)                  $***
Accounts Payable                                                         $***
Bulkfile Module (transmission only)                                      $***
Transaction Management System (TMS)                                      $***
Delinquent Child Support Module - State (quarterly run & charge)         $***
DEPCON: Branch Communications                                            $***
Data Communications File Transfer                                        $***
Express Exception Item Module                                            $***
Fixed Assets                                                             $***
Loan Custodial Module                                                    $***
MoneyGram Interface                                                      $***
OFAC-Quarterly Reports                                                   $***
OFAC Online Module                                                       $***
Paperless Item Module (ACH Origination)                                  $***
Paperless Item Module (per file)                                         $***
Platform Transfer Module                                                 $***
Retirement Account Reporting Module                                      $***
Safe Deposit Accounting System                                           $***
Stockholder Accounting System                                            $***
Test Bank                                                                $***

4.   ONE-TIME COSTS

Test Bank Set-up Fee ...............   $***
MoneyGram Interface Installation ...   $***


WESTSOUND BANK AUGUST 11, 2006         13                          (FISERV LOGO)

                         ACCOUNT PROCESSING SERVICE FEES

DIRECTOR SERVICED

                                                                    Monthly Fees
                                                                    ------------
Director Seat Licenses *** Named & *** Concurrent)                      $***
Enterprise License with *** interface less than *** accts               $***
Workstations - Blocks of ***                                            $***
Access to Atlanta Archive for Check Images                              $***
Monthly per Account Fees                                                $***
- Open & Closed Accounts DDA, SAV, COD, LAS

*    SQL additional

**   Plus applicable tax & Annual Maintenance fees

All charges are will be subject to the same terms and conditions currently existing within the contract.

                                PREMIER II TELLER

                                                                    Monthly Fees
                                                                    ------------
Premier II Teller Enterprise License less than 24,000 accls             $***
Maintenance Fees for Premier II Teller (2 yrs.)                         $***

Above based on ***

                                PREMIER PLATFORM

                                                                    Monthly Fees
                                                                    ------------
Premier II Platform 10 Seats                                            $***
Additional Seats - per seat                                             $***
Maintenance Fees for Premier Platform (2 yrs.)                          $***

Above based on ***

                                  PREMIER PRIME

                                                                    Monthly Fees
                                                                    ------------
Premier Prime Data Warehousing & Reports                            $*** Monthly
- Monthly Extract
Cognos / Impromptu License (1 License)                                  Included

                                  PREMIER ECOM

                                                                    Monthly Fees
                                                                    ------------
Premier eCom Internet Banking Solution                              $*** Monthly
- Per Transaction Fee                                               $*** Monthly
- IPay Interface                                                    $*** Monthly

                                  PREMIER ECORP

                                                                    Monthly Fees
                                                                    ------------
Premier eCorp Internet Banking Solution                             $*** Monthly
- Per Transaction Fee                                               $*** Monthly


WESTSOUND BANK AUGUST 11, 2006         14                          (FISERV LOGO)

                                                                     EXHIBIT A-3

                      ACCOUNT PROCESSING HOURS OF OPERATION

     The Fiserv Los Angeles Data Center will be in operation for on-line Account Processing Services in accordance with the following:

Monday      7:00 a.m. - 7:00 p.m.
Tuesday     7:00 a.m. - 7:00 p.m.
Wednesday   7:00 a.m. - 7:00 p.m.
Thursday    7:00 a.m. - 7:00 p.m.
Friday      7:00 a.m. - 7:00 p.m.
Saturday    8:00 a.m. - 2:00 p.m.
Sunday                Not on-line

All times stated are in accordance with prevalling local times for the Fiserv Los Angeles Data Center. The Fiserv Los Angeles Data Center observes national holidays, and will be closed for on-line operations.


WESTSOUND BANK AUGUST 11, 2006         15                          (FISERV LOGO)

                                                                     EXHIBIT A-4

                    ACCOUNT PROCESSING PERFORMANCE STANDARDS

Client and Fiserv agree as follows:

1. One-Line Availability - Fiserv's standard of performance shall be on-line availability of the Fiserv System (exclusive of telecommunications and terminals) *** of the time that it is scheduled to be so available over a *** period ("Measurement Period"). Actual on-line performance will be calculated monthly by comparing the number of hours that the Fiserv System was scheduled to be operational on an on-line basis exclusive of preventive maintenance and scheduled maintenance with the number of hours, or a portion thereof, it was actually operational on an on-line basis. Preventive maintenance will not be scheduled during normal online processing hours. Preventive maintenance will be performed on only mission critical equipment during on-line processing hours. Downtime caused by reasons beyond Fiserv's control will not be considered in the statistics.

2. Report Availability - Fiserv's standard of performance for report availability shall be that, over a Measurement Period *** of all critical Daily Information shall be available for remote printing or dispatch to the courier on time without significant errors. Critical Daily Information shall mean priority group reports that Fiserv and Client have mutually agreed in writing are necessary to properly account for the previous day's activity and properly notify Client of overdraft, NSF, or return items. The agreed upon Critical Daily Information shall be listed on an exhibit attached to the final conversion plan. On time delivery for Critical Daily Information shall be 7:00 a.m. If delivered to Client's remote print facility and 8:30 a.m. If delivered to Client by courier. A significant error is one that impact's Client's ability to properly account for the previous days activity and/or properly account for overdraft, NSF, or Return items. Actual performance will be calculated monthly by comparing the total number of reports scheduled to be available from Fiserv to the number of reports that were available on time and without error.

3. Response Time - Fiserv's response time performance standard for *** of transactions shall be *** for a teller transaction or *** seconds for a terminal transaction on average as determined from measurements taken over a Measurement Period. A transaction shall mean a basic deposit, withdrawal, or monetary transaction. The measurement shall begin when the host computer receives the data transmitted from the central processor and shall end when the first data element has been received at the controller. Fiserv will log and retain a record of response time maintaining appropriate analytical reports. Fiserv will work with Client and third party vendors to ensure commercially reasonable response time.

4. Client Inquiries - All Client Inquiries will be acknowledged by Fiserv within *** of request. A plan for resolution of the inquiry will be completed by Fiserv within 24 hours of the inquiry unless a mutually agreeable time is accepted by Fiserv and Client.


WESTSOUND BANK AUGUST 11, 2006         16                          (FISERV LOGO)

                                                                       EXHIBIT B

                            ITEM PROCESSING SERVICES

     Client agrees with Fiserv as follows:

     1. Services. Fiserv will provide Client the Item Processing Services ("Item Processing Services") specified in Exhibit B-1 and, if applicable, Exhibit B-5.

     2. Due Diligence. All necessary information concerning Client's requirements for Item Processing Services shall be set forth in a business assumptions list (the "IP Business Assumptions List"), which Client shall complete prior to Fiserv rendering Item Processing Services hereunder. Client acknowledges that Fiserv has relied on the information contained in the IP Business Assumptions List in determining pricing and performance levels for the Item Processing Services. In the event of material change(s) in the actual volumes, types of items, and delivery times for work received from Client, as compared to the IP Business Assumptions List, Fiserv shall have the right to adjust its fees and/or performance standards accordingly upon 30 days' notice to Client. Any increase in fees resulting form this due diligence process shall not be subject to the CPI limitations as set forth in Section 3 below.

     3. Fees. Client shall pay Fiserv the fees and other charges for Item Processing Services as specified in Exhibit B-2 and if applicable, Exhibit B -
5. Fees listed in Exhibits B-2 and B-5 are valid for item Processing Services and locations that Client contracts for as of the Effective Date. If Client wishes to obtain additional services and/or use additional locations from Fiserv during the term of the Agreement, Fiserv fees for available services will be quoted to Client upon request. Fiserv agrees to give at least 30 days' notice to Client of any changes in the rules and procedures established for processing items, unless such changes are caused by changes made by the Federal Reserve System or otherwise beyond Fiserv's control, not permitting Fiserv to give such advance notice. Fiserv reserves the right to make such changes to the Exhibits without notices as may be necessary to cover any increases in Federal Reserve System costs and charges or in other costs and charges beyond Fiserv's control, including changes required by applicable law or regulatory activity. The fees listed in Exhibit B-2 and B-5 may be changed annually effective each January 1 beginning in the year 2007 upon 30 days notice to Client. Each change shall be limited to the change in the U.S. Department of Labor, Consumer Price Index for All Urban Households - Pacific Northwest, published by the United States Department of Labor, Bureau of Labour Statistics ("CPI") for the 12-month period preceding each January 1 not to exceed 3% unless the CPI exceed 6%. Any percent or fraction thereof above 6% will be added to the 3%. Fiserv will deliver to Client the notification of the fee change.

     4. Performance Standards. Fiserv will perform the Item Processing Services in accordance with the performance standards specified in Exhibit B-3 and, if applicable, Exhibit B-5 (the "Performance Standards"), subject to Client meeting its performance obligations as set forth in Exhibits B-1, B-3, and B-5. Fiserv shall not be liable for any damages or losses to Client for errors occurring within the limits of the Performance Standards. For each month during the term of this Exhibit B, Fiserv will calculate and prepare a performance standard report within 45 days following the month to which such report relates. Client will have 15 days to review such report and provide written notice to Fiserv of any discrepancies relating to such report. If Client provides such notice and the discrepancies have been resolved between Fiserv and Client, or in the alternative if Client fails to give notice of any discrepancies within the required time frame, the report will be final.

     5. No Fiduciary Relationship. Fiserv shall perform such Item Processing Services for which Fiserv shall subscribe as agent of Client, and Fiserv shall not have by reason of this Agreement a fiduciary relationship with respect to Client.

     6. Lost, Destroyed, and Misplaced Items. Fiserv assumes no liability for any item lost, destroyed, or misplaced while in transit before the item physically arrives at the premises of Fiserv and is received by Fiserv. In the event any items are lost, destroyed, or misplaced, and such event is not due to gross negligence or intentional misconduct by Fiserv, Client shall be solely responsible for the costs and expenses incurred by Fiserv in reconstructing any such items and for any damages or other losses that may be incurred by Fiserv due to the collection of such items. In the event Fiserv loses, destroys, or misplaces deposited items as a result of gross negligence or intentional misconduct after acceptance of said deposit, Fiserv shall be liable only for reasonable reconstruction costs of the deposit. Reasonable reconstruction costs shall be only those costs that arise from reconstruction of a microfilmed deposit. Fiserv shall not be liable for reconstruction costs associated with a deposit for which Client cannot provide a microfilmed record of such item(s) contained in the deposit. In no even shall Fiserv be liable for the face value of any lost or missing item(s).

     7. Governmental Regulation. This Exhibit shall be governed by and is subject to: the applicable laws, regulations, rules, terms and conditions, as presently in effect or hereafter amended or adopted, of the United States of America, Federal Reserve Board, Federal Reserve Banks, Federal Housing Finance Board, and any other governmental agency or instrumentality having jurisdiction over the subject matter of this Exhibit. Client agrees to abide by such requirements and to execute and deliver such agreements, documents, or other


WESTSOUND BANK                          1                          (FISERV LOGO)
forms as may be necessary to comply with the provisions hereof, including, without limitation, agreements to establish Fiserv as Client's Agent for purposes of delivery of items processed hereunder from or to the Federal Reserve Banks. Any such agreements shall be made a part of this Agreement and are incorporated herein. A change or termination of such laws, regulations, rules, terms, conditions, and agreements shall constitute, respectively, a change or termination as to this Exhibit. Client data and records shall be subject to regulation and examination by government supervisory agencies to the same extent as if such information were on Client's premises.

     8. Client Responsibilities. Client shall submit all items to Fiserv and otherwise comply with all Client obligations in accordance with the requirements set forth in Exhibits B-1 and B-5. Client shall maintain adequate supporting materials (i.e. exact copies of items, records, and other data supplied to Fiserv) in connection with the provision of Item Processing Services. Client shall provide written notice of confirmation and/or verification of any instructions given by Client, its agents, employees, officers, or directors to Fiserv in connection with Fiserv's provision of Item Processing Services. Client shall be responsible for balancing its accounts each business day and notifying Fiserv, within 7 business days, of any errors or discrepancies. In the event Fiserv discovers an error or defect (Client understands that Fiserv shall be under no duty to discover any such error or defect), Fiserv is authorized, in its sole discretion, to correct any such error or defect and to make any adjustments in order to correct such error or defect.

     9. Definition of Item. An item is defined as all checks and other documents presented to Fiserv for processing, transactional entries generated by Client, such as teiler cash tickets, general ledger entries, loan entries and all control documents such as batch tickets.

     10. Check 21 Items: When Fiserv prepares "Substitute Checks" (as that term is defined in the Check Clearing for the 21st Century Act, known as Check 21 and implemented through Regulation CC) to facilitate the deposit and collection of items as required by Client, Client understands and agrees that it is the Reconverting and Truncating Bank and is responsible for all warranties or indemnifications as defined in Check 21. Fiserv shall have no obligation to screen items for legal compliance. Client agrees that Fiserv shall not be liable for any damages or otherwise for any claims, obligations, or causes of action regarding any such Substitute Checks, including without limitation any liability arising out of Fiserv's keying errors on reject items, (collectively, "Substitute Check Claims"), and Client further agrees to defend, indemnify, and hold Fiserv harmless from and against all liability, damage and loss arising out of any Substitute Check Claims.

     11. Holdover. Upon any termination or expiration of this Exhibit B, Item Processing Services provided subsequent to the termination or expiration date will be charged at then-current fees being charged to Client, plus a holdover premium of 25%. In the event Client terminates this Exhibit B pursuant to
Section 11(e) of the Agreement, Client shall specify a final processing date. If this date is changed at Client's request less than 90 days prior to the final processing date, the holdover premium of 25% will be applied to the then-current fees being charged to Client for Item Processing Services pursuant to this Exhibit B, for all Item Processing Services provided after the originally-schedule final processing date.

IN WITNESS WHEREOF, the parties hereto have caused this Exhibit B to the Agreement to be executed by their duly authorized representatives as of the date indicated below.

For Client:                             For Fiserv:

Westsound Bank                          Fiserv Solutions, Inc.


By: /s/ Mark Freeman                    By: /s/ Jeff Thares
    ---------------------------------       ------------------------------------
Name: Mark Freeman                      Name: Jeff Thares
Title: EVP & CFO                        Title: President, Western Region IP
                                               Operations
Date: ***                               Date: ***


WESTSOUND BANK                          2                          (FISERV LOGO)

                                                                     EXHIBIT B-1

                    ITEM PROCESSING DESCRIPTION OF SERVICES

1. Proof: On each business day (excluding Saturdays, Sundays, and holidays), Client will deliver to the Fiserv center(s) providing Item Processing Services under this Exhibit (each, a "Fiserv Center"), checks and other items deposited to accounts with Client. Client will provide extra deliveries in support of proof operations for peak day processing. Peak day processing is defined as any day when Client's volume is expected to exceed the previous month's daily average volume by 20% (previous month's average determined by dividing the total volume the number of business days in the previous month.)

     a. Client will contract with and pay for a courier, to pick up and deliver all work between Client and Fiserv. Both parties will mutually agree upon the times of pick-up and delivery. If Fiserv has not received the items from Client locations by the agreed upon delivery times, Fiserv may, in its sole discretion and without liability, delay the processing of such items until the next business day. Fiserv will contact Client's after-hours contact and apprise said contact of the situation. Client agrees to provide an after-hours contact and update that contact should there be any change in client personnel.

     b. Client agrees to MICR encode documents to meet Fiserv requirements (ABA and Account Numbers and Tran-codes)

     c. Client is responsible for microfilming or imaging all items submitted to Fiserv.

     d. Client agrees that all transactional entries, involving tellers' cash tickets, general ledger entries, or loan entries shall be in balance, and that Fiserv may return to Client, unprocessed, any transactional entries that are not in balance.

     e. Client agrees to segregate all over-the-counter items into batches not to exceed 3" in depth and to identify each such batch with an appropriate batch header, which batch header shall meet written requirements provided by Fiserv. Client further agrees to segregate all items by type (i.e., single deposit items will be batched separately from multiple deposit items), and to provide a total for each single batch.

     f. Client agrees to include a batch manifest for each bag of work submitted to Fiserv.

     g. From the items submitted to Fiserv, Fiserv shall retrieve such "on-us" information as may be necessary for the proper accounting of the items and shall transmit this information, through telephone lines or by such other means as Fiserv may, from time to time, deem appropriate to Client's data processor for data processing.

     h. Client authorizes Fiserv to create ledger holdover entries, deposit corrections, or such other entries to balance transactions, except for those transactions outlined in subsection 1.d. above, as may be necessary to the efficient processing of the items.

     i. After Fiserv has completed the process of retrieving and transmitting to Client's data processor the information necessary for data processing, all over-the-counter items not drawn against Client shall be forwarded for collection to such correspondent banks as Client may designate from time to time in writing to Fiserv.

     j. All items drawn against Client and those items internally generated shall be returned to Client or held by Fiserv in accordance with Client's written instructions.

2. Encoding: Fiserv will encode the dollar amount on all items needing encoding and presented to Fiserv as part of the Proof function described above. Fiserv may encode additional fields, such as account numbers, deposit ticket totals, or other items as specified by Client. Any such encoding will be according to terms agreed to by Fiserv. In no event will Fiserv be liable for losses to Client due to encoding errors if Client has not satisfied all of its obligations set forth in Section 1 above. Should Fiserv's encoding services fail to meet the performance standard for proof of deposit set forth in Exhibit B-3, and Client incurs a potential loss due to an encoding error, Client shall use its best efforts to collect the amount in question from its customer (including without limitation, commencing legal action against the customer, obtaining a judgment, and attempting collection efforts based on said judgment) prior to submitting a claim for damages to Fiserv.

3. Exception Item Processing: Fiserv will either reject or pay items listed on the appropriate report, in accordance with written instructions, by Client's authorized officer or employee. The name of Client's officer or employee giving such instruction shall be noted on the item or on such other record as Fiserv may establish, together with the nature of the instruction. If Client has not instructed Fiserv regarding the disposition of any exception item drawn against Client by the agreed upon time each day, then Fiserv shall return it through the presentment chain to the depository bank or institution. Instructions to Fiserv on disposition of items that are received after the agreed upon deadline or are changed can result in a late charge. Should Fiserv's exception item processing fail to meet the performance standard for exception item processing set forth in Exhibit B-3, and Client incurs a potential loss due to an error, Client shall use its best efforts to collect the amount in


WESTSOUND BANK                           3                         (FISERV LOGO)
question from its customer (including without limitation, commencing legal action against the customer, obtaining a judgment, and attempting collection efforts based on said judgment) prior to submitting a claim for damages to Fiserv.

4. Statement Services: All checks, drafts, and other orders for the payment of money drawn against accounts at Client that are to be stored by Fiserv, will be retained by Fiserv until the end of each Client's checking account cycle. The items will be sorted and filed or composed with the monthly statement, and mailed to the depositor. Client agrees to have statements printed according to predefined cycles and print classes. Statement enclosure counts will be accurately and clearly reported in the top fold of the statement. If required, Client agrees to expedite the return of any paid exception items to Fiserv in order to facilitate timely statement processing. Fiserv will apply proper postage, which will pre-paid monthly (or as agreed upon by Client and Fiserv) on an estimated basis by Client. Automated Statements must contain bar coding compatible to the equipment being used. The bar coding must reflect the number of enclosures and page identification. The enclosure count must accurately reflect the number of expected items excluding stuffers. Bar coding must reflect if the statement is a "Special Pull" or a "Hold" statement. The checks to be rendered must have "stop document dividers" between accounts. Maximum number of items and statement stuffers (as defined by Fiserv Center) must not be exceeded. The envelopes must meet size criteria, defined by Fiserv and must be a "wet seal" not "self seal". Truncated accounts must be separated from accounts receiving checks.

5. Inclearings: Client authorizes Fiserv to receive its inclearing items daily from the Federal Reserve Bank. Fiserv will balance the inclearing items to their cash letters, capture the items on magnetic media or image scan and transmit the account information to Client's data processor. Fiserv will also pull out for further handling the appropriate items for exception handling or scrutinizing, and deliver the items to bulk file storage or to Client for further processing.

6. Courier Service: The parties hereto acknowledge that it will be necessary to make arrangement for the transport of items, records, and other data from Client to Fiserv and from the Federal Reserve or Correspondent bank to Fiserv. After Fiserv has provided the Item Processing Services, selected items, record, and data must be transported from Fiserv to Client and the Federal Reserve. The parties further acknowledge that the cost of such transportation shall be Clients's sole responsibility.

     a. Client has the right to make provision for its own courier service to provide the needed transportation as set forth in subsection 1.a. above. Should Client not make provision for such courier service, or should Client request that Fiserv make arrangements for such courier service, then Fiserv, for Client benefit, shall make arrangements for such a courier service. Client must notify Fiserv to provide such courier service no less than 30 days prior to the date that Fiserv is to begin providing Item Processing Services.

     b. Client shall pay Fiserv for any and all charges, expenses, or costs incurred by Fiserv in contracting for said courier service.

     c. Client understands and agrees that Fiserv shall not have or assume any liability or responsibility for such items, records, or data until they reach Fiserv premises and that Fiserv shall have no further responsibility or liability for them after they leave Fiserv premises.

     d. The courier service shall at all times be deemed Client's independent contractor, and shall not, at any time or under any circumstances, be deemed Fiserv's agent or employee, regardless of whether said courier service, at any pertinent time herein, is affiliated with or employed by Fiserv.

     e. Fiserv will monitor and track deliveries for Client. Should a delivery be missing, Fiserv will notify Client through appropriate channels. Should there be a dispute as to the proper delivery of any records, Fiserv's records of delivery will be accepted as the undisputed record of delivery.

7. Conversion Services: Fiserv will provide conversion services based on the information provided by Client during the due diligence process. Following Client's initial conversion to Item Processing Services, any additional requests will be submitted to Fiserv at least 90 days prior to the required implementation date. An estimate for the additional conversion services will be provided. The implementation time for the conversion will be delayed if Client requires more than 3 days to approve or decline the conversion estimate. Client also acknowledges that Fiserv must approve any changes to the MICR line and/or Account Number structure for Client prior to proceeding with a conversion. Fiserv will make every reasonable attempt to convert new MICR line and/or Account Number structures. Client agrees to eliminate any non-standard MICR line and/or Account number structure as identified during the due diligence process from its daily capture service within 120 days after the initial conversion date. Client acknowledges that Fiserv may elect to charge a fee such as the Special Statements Fee listed in Exhibit B-2, for all non-standard items processed in the service. Client acknowledges that Fiserv may not be able to achieve the stated performance standards on accounts, transactions, or services involving non-standard


WESTSOUND BANK                           4                         (FISERV LOGO)

     MICR lines and/or Account Number structures. In the event that the Account Number appearing on the statement does not equal the Account Number on the MICR line, Fiserv will not be responsible for any performance standards relating to statement preparation and rendition.

     Initial Client conversion is based on the IP Business Assumptions List obtained during the due diligence process. This work includes an inclearings, POD and bulk file sort pattern. In addition, it includes a single extraction program to support the transmission of a daily inclearings and POD file to a host site for processing. Sort specifications will be developed in support of statement rendition services. Standard reporting will be provided to Client to include a daily transaction report sorted in transaction and account order, recaps of transmissions and cash letters, and a daily cash report if required.

8. Research Services: Fiserv will provide research and photocopy services upon request by Client or third party request through legal process such as subpoena or search warrant. Client agrees to pay Fiserv for all such research work, regardless of whether it is requested by Client or a third party. Upon receipt of a request for subpoena work or other significant or voluminous research work, Fiserv will attempt to provide Client with an estimate of the time required and corresponding cost to complete the request prior to commencing the research services. Client must have selected an archival storage service with Fiserv in order to provide Research Services.

9. Data Transmission: Client and Fiserv acknowledge and agree that if the Client has contracted with a data processor other than Fiserv to provide data processing services for client, Fiserv shall have no responsibility for the timeliness or quality of the service provided by Client's data processor. client's data processor shall deliver directly to Client all reports generated from the data transmitted by Fiserv. If a data processor other than Fiserv is used, then Fiserv shall have no responsibility for the timeliness of such delivery or for the adequacy or accuracy of the reports supplied by Client's data processor, except for errors caused by Fiserv failure to transmit information.

10. Image Stream Archive Services: Fiserv will provide image item archiving services to Client, as requested by Client Items may be maintained in a migrated storage media technology. Services include:

     a.   Seven Year on-line storage of images.

     b.   Import and export of images through a Fiserv approved format.

     c. Viewing access of images through an approved Fiserv Viewer and/or approved API (Application Program Interface).

     d. Creation of a disk containing retrievable images of processed items in a format compatible with an approved Fiserv Viewer.

11.  Fraud Guard Services:

     a. Digital Signature Verification. All designated on-us items drawn against accounts at Client, which are to be captured by Fiserv, will be processed through the Digital Signature Verification Technology ("DSV") to provide Client with a scoring of the presented item signature as compared to the reference signatures. It is Client's responsibility to maintain correct reference signatures and account rules on DSV. Client acknowledges that Fiserv only provides a scoring service and does not accept any responsibility for forged or counterfeit items improperly paid through Client's use of DSV. Client is responsible for designating the items for return with the appropriate return reason each business day by 2:00 p.m. local time.

     b. Secure Seal Positive Pay. All designated DDA items drawn against accounts at Client, which are to be captured by Fiserv will be processed through the FraudGuard Positive Pay Plus and Secure Seal Technology to provide Client with a scoring and matching of the presented items as compared to the data that is decoded in the Secure Seal. The comparison process and the identification of exceptions will follow the account rules setup according to the Client's specifications. It is the Client's responsibility to maintain relationship with their customer to support the Secure Seal encoding, account rules on the technology and check stock. Client acknowledges that Fiserv only provides a scoring and matching service and does not accept any responsibilities for forged, altered or counterfeit items improperly paid by either Client or technology. Client is responsible for designating the times for return with the appropriate return reason each business day by 2:00 p.m. local time.


WESTSOUND BANK                         5                           (FISERV LOGO)

12.  Image Stream Remote Capture Services:

     a. Image Stream Branch Capture Services: Fiserv will provide remote capture services to facilitate the capture of items from Client's Image caputre platform. Client agrees to purchase and configure equipment and software according to Fiserv's standards. Client is responsible for providing telecom services that connect to the Fiserv System as required by Fiserv. Client is also responsible for periodic scanning of items throughout the day to insure time delivery of images to Fiserv for subsequent processing. Fiserv will also proof and balance any items/transactions captured through Fiserv's remote caputre service. All items captured will be used the Fiserv to provide image services to Client. Client is responsible for having adequate equipment, telecom and plans to facilitate its contingency planning requirement for this service. Client is also responsible to ensure that items processed through the remote capture service meet the ANSI X9.37 standards for image quality. Client may be required to interrogate items for Fiserv to facilitate the processing of items for balancing of transactions, or such times will be placed in suspense for Client's investigation. Client's use of the Bank Office Workstation Software and/or Teller Workstation Software listed on Exhibit B-2 (collectively, "Branch Capture Software") is subject to the additional terms and conditions set forth in Exhibit B-6.

     b. Image Stream Merchant Capture Services: Client elects to use Fiserv's Merchant Capture end-to-end solution ("Merchant Capture Solution"). Fiserv will provide a browser-based user interface and scanner (pursuant to Exhibit L) to Client for use by Client's corporate customer ("Customer"). This solution will be used by Customer to scan checks to be deposited at the Client. At the point of scan Fiserv agrees to perform an image quality assessment of the item. Items falling the quality assessment will not be included in the electronic deposit. A CAR/LAR read of the item will be performed at point of scan. Images of the check items will be converted into IRDs and processed with other POD work. Use of the Merchant Capture Solution is subject to the following additional terms:

          (i) Client shall ensure that Customer uses the Merchant Capture Solution only for Customer's own internal business use in accordance with the terms of this Agreement. Without limiting the generality of the foregoing, Customer shall agree not to make the Merchant Capture solution available or allow use of it in a computer bureau service business, timesharing, or otherwise disclose or allow use of the Merchant Capture Solution by or for the benefit of any third party.

          (ii) Customer's access to and use of the Merchant Capture Solution shall be pursuant to a Customer agreement, sufficient to enable Client to comply with its obligations herein. Upon Fiserv's request, client shall provide Fiserv with a copy of each such Customer agreement.

          (iii) Fiserv shall have the right to each Customer's performance and observance of the obligations and limitations set forth in the agreements between client and Customers. Fiserv shall be a third party beneficiary of each agreement between Client and Customers.

          (iv) Client agrees that in its dealings with Customers, Client will not make any representation or warranties in the name of Fiserv concerning the Merchant Capture Solution.

     c. Image Stream IRD Print Services: Client elects to use IRD Print Services for the purpose of converting original checks to "Substitute Checks" for deposit. This service consists of an image quality assessment of the image file, routing of the Image file to the print destination, printing of Substitute Checks including all consumables such as toner and paper, and printing and verification of the detail list(s) and cash letter. To achieve required integrated services, IRDs may then be processed into the Client's POD Capture Services.

     d. Maintenance Services: Maintenance Services for Branch Capture Software and the Merchant Capture Solution (collectively, "Products") shall consist of the services set forth in this paragraph. Fiserv shall provide Client with upgrades and changes to the Products designed or developed by Fiserv or its licensors and released generally to its other customers that pay for such maintenance services. Fiserv reserves the right to make changes in operating procedures, program language, file structures, access techniques, general purpose programs, data storage requirements, input and output formats, report formats, types of hardware supported, throughput, and other related programming and documentation improvements required to maintain the currency of the Product. As part of these services, Fiserv will provide Client the changes with written instructions concerning implementation. It is understood and agreed that Fiserv's provision of upgrades and changes under this paragraph does not include providing new product to Client which may result from rewriting the Product. Fiserv along shall determine whether work product related to the Product constitutes new product as a result of a complete rewrite (which is not provided to Client hereunder) or an improvement or enhancement of the Product which is included as part of maintenance services.


WESTSOUND BANK                         6                           (FISERV LOGO)

                                                                     Exhibit B-2

                          ITEM PROCESSING SERVICES FEES

Fiserv will provide Client with the Item Processing Services for the fees and prices set forth in this Exhibit B-2.

Fiserv Administrative Fee (excluding postage): *** as provided in Section 3(b) of the Agreement.

Fee is "per item" or "each" unless otherwise indicated. Services marked with an asterisk (*) are not available in all locations.

     CAPTURE SERVICES                   Description                    FEE
     ----------------       ----------------------------------   ---------------
In-Clearing Image           MICR capture and balancing with           $***
Capture                     Image scan of Items. Reject
                            re-entry less than ***

POD Image Capture           MICR Capture and balancing. Out           $***
                            sorting of On-Us Items with Image
                            scan of items. Reject Re-Entry
                            less than *** includes One Cash
                            Letter per day.

Transit Only Image          MICR capture and balancing. Image         $***
Capture                     scan of Items. Reject Re-Entry
                            less than *** Includes One Cash
                            Letter per day.

Reject Re-Entry)***         Correcting of MICR data via               $***
                            on-line terminals over***

Cash Letter Preparation     Charge for preparing every                $***
                            outgoing Cash Letter (over ***
                            day)

Daily Fed Notification      Notification of Daily Cash Letter       $***month
                            Deposited at the FRB.

PROOF ENCODING

*** window (minimum)        MICR encoding of all items                $***
                            received by Fiserv from Client.
                            Transactions are balanced. Windows
                            are based on first deadline -
                            (cash letter or transmission).

Return Services

Exception Item Pass         Single pass of On-Us items for the        $***
                            purpose of pulling items for
                            review/return to Client. Statement
                            Cycles are also pulled at this
                            time. (When the Client chooses
                            Return Items - IRD and is fully
                            truncated for statement services,
                            this service will be billed at the
                            unit fee for each item in the file
                            up to $210.00 per month to support
                            the handling of the image return
                            file.)

Returns Items-Qualified     Automated pulling of return items         $***
                            (EIP) with timely return decision
                            by Client. Fiserv strips or
                            inserts item into a document
                            carrier, encodes the special Fed
                            character, dollar amount and
                            Routing Number of Bank of first
                            deposit. Fiserv balances the
                            items, stamps the return reason,
                            prepares the Return Cash Letter
                            advice and delivers to the FRB.
                            Manual -same description as above
                            without automated Exception Item
                            Pull.

Return Items - IRD          Automated processing of return            $***
                            items as received in the EIP File
                            with timely return decision by
                            Client. Fiserv will prepare
                            "Substitute Checks" qualified for
                            return items to include the
                            special Fed character, dollar
                            amount and routing number of Bank
                            of First Deposit. Fiserv balances
                            the items, applies the return
                            reason, prepares the return cash
                            letter advice and delivers to the
                            FRB or correspondent for
                            collection.

Late Return Items           Return item processing that                ***
                            exceeds the normal 24-hour FRB
                            window for regular returns or is
                            past the established deadline for
                            the return decision. Late Returns
                            are subject to collection rules
                            and procedures.

Large Dollar Notification   Client notifies Fiserv of the             $***
                            large items to be returned. Fiserv
                            notifies the bank of first deposit
                            of the return. (Excluding the cost
                            of the return.)

RESEARCH/ADJUSTMENTS

Photocopy                   On request, Fiserv creates a copy         $***
                            of an Item *** Expedited Photocopy
                            Request (Turn around less than
                            ***)

Research/Subpoena Work      Any Client-requested research             $***
                            other than a Fiserv Center created
                            error, and/or research requested
                            by subpoena, search warrant, or
                            other legal request. Billed in 1/2
                            hour increments plus $***
                            Photocopy fee. Upon request, bid
                            provided. Client agrees to pay
                            Fiserv's then-current charges for
                            all subpoena requests, research,
                            and copying services provided by
                            Fiserv following termination or
                            expiration of this Exhibit B.

                            Fed or Correspondent                      $***
                            Adjustments-Research of outages.
                            (Plus Research Fee if over ***)

Deposit Corrections         Corrections of Client                     $***
                            deposit/teller errors. Photocopy
                            charges are *** extra.

Original item Retrieval     Upon Client request, Fiserv pulls         $***
                            an original item for forwarding
                            via fax, mail or both to the
                            Client or FRB.

Statement Services          End of Month (EOM) = last
                            processing day of month (with ***
                            day turnaround)

IMAGE

Image statement             Non-End of Month Image statement          $***
                            rendition/composition.

                            End of Month Image Statement              $***
                            rendition/composition.

Statement Items Inserted    Statement stuffers conforming to          $***
                            standards are matched to
                            corresponding Statements and
                            prepared for mailing.

Scan Marketing Image        Scanning of a promotional                 $***
                            marketing insert to be printed on
                            the Image Statements.


WESTSOUND BANK                          7                          (FISERV LOGO)

*** Conventional

Statement Rendering         Non-End of Month Automated                $*** acct
                            (machine) rendering of statement,
                            Statement format much adhere to
                            specification for automated
                            equipment as outlined in paragraph
                            4 of Exhibit B-1.*

                            End of Month Automated (machine           $*** acct
                            rendering of statements. Statement
                            format must adhere to
                            specification for automated
                            equipment as outlined in paragraph
                            4 of Exhibit B-1.*

                            Non-End of Month manual rendering         $*** acct
                            of statements.

                            End of Month manual rendering of          $*** acct
                            statements.

Statement Items Inserted    Checks posted to account are              $***
                            matched to corresponding
                            Statements and prepared for
                            mailing. Statement stuffers
                            conforming to standards.

Fine Sorting                Automated sorting of statement            $***
                            enclosure items into account
                            number order. Or high speed
                            sorting of non check items into
                            account number order. (GL, Saving,
                            Loans, On-Us, and Daily Fine
                            Sort).

Truncated Non-Enclosure     Non End of Month                          $***
                            Automated-Statements that do not
                            contain enclosure such as
                            Truncated, Saving, CD, Loan and
                            Analysis, Statement format must
                            adhere to specification for
                            automated equipment as outlined in
                            paragraph 4 of Exhibit B-1.*

                            End of Month Automated-Statements         $***
                            that do not contain enclosure such
                            as Truncated, Saving, CD, Loan and
                            Analysis, Statement format must
                            adhere to specification for
                            automated equipment as outlined in
                            paragraph 4 of Exhibit B-1.*

                            Non-End of Month Manual-Statements        $***
                            not containing enclosures such as
                            Truncated, Saving, CD, Loan and
                            Analysis.

                            End of Month Manual-Statements not        $***
                            containing enclosures such as
                            Truncated, Saving, CD, Loan and
                            Analysis.

OTHER STATEMENT SERVICES

Custom Statement Services   Creation of reformatted print file        $***
                            upon receipt of an acceptable
                            statement file.*

Statement Print             Printing charge for each side of          $***
                            composed statement text and/or
                            images.*

Special and Hold            All Statements that do not conform        $***
Statements                  to general bulk file procedure -
                            daily, weekly, BI-weekly
                            cycles, conversion cycles,
                            one-time requests, differences in
                            enclosure counts.

Bulk File Storage           Bulk filed items stored in Fiserv         $***
                            facility pending statement
                            processing.

Item Destruction            Truncated/Imaged Items stored in          $***
                            Fiserv facility pending destruction
                            after 60 days.

                            Items housed in Fiserv facility       $***Item/month
                            over the *** storage.

Inventory Management        Inventory of Statement forms and      $***Inventory
                            envelopes based on monthly usage
                            of forms and envelopes.

Special Services            Non-conforming stuffers, selected      Bid provied
                            field insert, promotional items,
                            and other mailing. Account number
                            reformat. Multiple R/T and Data
                            Entry.

IMAGE ARCHIVE / ON-LINE  RETRIEVAL SERVICES

Seven Year Image Storage    Storage of image for seven years          $***
and Retrieval - First ***   using the Fiserv migrated media
                            storage capability and the
                            retrieval of up to the first *** of
                            Tier 1 items based on items
                            captured for archive each month
                            during the first *** months of
                            storage.

Under 18 Months & over      Over *** of monthly adjusted               $***
*** (Tier 1)                volume.

Over 18 months-7 Years      Between *** months an *** of               $***
(Tier 2)                    storage.

Seven Year Image Storage    Each additional *** of image               $***
and Retrieval Additional    retrievals for Tier 1.
***

CLIENT WORKSTATION (CWS) IMAGE APPLICATIONS

CWS.NET Image Viewer        Browser-based image viewer to
Browser-based               retrieve from the Fiserv archive
application:                via the internet. Viewer includes
                            access to Clients all-items index
                            maintained within the Fiserv
                            archive, a research tool, and
                            Day-2 access to image.

Single Logon ID -1          One logon                               $***month

Logon 6-Pack - 1            6-Pack allows for up to 6 Logon         $***month
                            Assignments

Logon 6-Packs, 2-5          Discount applies to all 6-Packs      $***/Month/Pack
                            used by Client

Logon 6-Packs, 6-10         Discount applies to all 6-Packs      $***/Month/Pack
                            used by Client

Installation greater than   Bid provided for large-scale           Bid provided
60 Logos                    enterprise wide installations

CWS CD, and DVD.            CD ROM Creation for Statements            $***
                            plus postage/handling.

                            Scheduled Production of CD ROM            $***
                            containing requested image a
                            self-contained viewer image plus
                            postage/handling.

                            DVD Creation for image plus          $*** DVD + $***
                            postage/handling.*


WESTSOUND BANK                         8                           (FISERV LOGO)

***CWS Ad                One-time special request CD ROM         $*** minimum
Hoc CD ROM Request:      containing requested images and a       $*** plus
                         self-contained viewer. The Fiserv       postage
                         Subpoena-Buster CD.

*** SERVICES

Same Day Settlement      Fee assessed to accept Same Day         $***
                         Settlement or Clearinghouse Cash
                         Letters on behalf of Client. This is
                         in addition to the per item fee
                         charged as a part of the inclearings.

Fax Requests             Faxing as requested.                    $*** Item/side

Non-Cash Collection      Fiserv forwarding of envelope via the   ***
                         next scheduled courier delivery to
                         the FRB.

Transmission             Transmitting of MICR data to a Client   ***
                         application processor (non-Fiserv
                         host). Also for the receipt of
                         Exception Item Files/Statement
                         File/Print File.

Charge back Forwarding   Fiserv forwarding of charge backs via   $*** month
                         the next scheduled courier delivery
                         to Client or re-deposit to the Fed.

Deposit Bag/Envelope     Receipt and manifesting of any direct   $***
Handling                 deposit from Client's customer to
                         Fiserv Center or special handling.
                         $*** monthly minimum and $*** per
                         occurrence for cash handling fee.

Serial Sorting           High-speed sorting of items into        $***
                         check number order per Client
                         request.

Reject Repair            Client required stripping and           $***
                         requalification of items.

Image Item Export        Creation of a multl-tif image file      $***
                         for captured items that are made
                         available to Cleint via FTP server
                         for daily download to a Fiserv AP
                         application.

                         Creation of Multi-tif or other          $***
                         approved format for capture items
                         that are made avaliable to Client via
                         FTP server for daily download to a
                         non-Fiserv AP application

Image Item Import        Import of Images from a non-Fiserv      $***
                         Image System to Fiserv's Archive
                         Services

Image Item Re-Scan       Scanning of items for clients that do   $***
                         not use other Item Processing
                         Services

IMAGE STREAM/REMOTE CAPTURE SERVICES

IMAGE STREAM/BRANCH CAPTURE SERVICES PROVIDED TO A FISERV CERTIFIED PLATFORM FOR
THE CAPTURE OF ITEMS ON THE FISERV IP NETWORK

Branch Capture           Balancing of transactions done by       $***
Balancing                Fiserv

Branch Capture Item      Item Image Field Entry for fields not   $***
Image Field Entry        captured by CAR/LAR and/or MICR
                         recognition

Branch Capture Hosting   Centralized capture of images scanned   $***
                         by the Client with CAR/LAR capability
                         deployed to support amount
                         recognition of qualified items.
                         Fiserv will provide application host
                         services, importing images for
                         archival services and provide Branch
                         Capture Call Center Support.

IMAGE STREAM/BRANCH CAPTURE SERVICES-SOFTWARE LICENSES

Back Office              Software license to support the         $***
Workstation Software     operation of back office workstations   Workstation
License                  with a certified scanner rated at ***
                         documents per minute.

                         Software license to support the         $***
                         operation of back office workstations   Workstation
                         with a certified scanner rated at ***
                         documents per minute.

Teller Workstation       Software license to support the         $***
Software License -       operation of teller workstations with   Workstation
first 50 copies*         a certified scanner.

Teller Workstation       Software license to support the         $***
Software License -       operation of teller workstations with   Workstation
over 50 copies*          a certified scanner.

IMAGE STREAM/MERCHANT CAPTURE SERVICES PROVIDED TO A FISERY CERTIFIED PLATFORM
FOR THE CAPTURE OF ITEMS ON THE FISERV IP NETWORK

Merchant Hosting         Fiserv will host the merchant           $***
Service                  application in a secure ASP service     Workstation
                         utilizing a browser-deployed
                         application.

Merchant Item Capture    This fee includes Image Quality         $***
                         Assessment, movement of images
                         through the Fiserv Decision Gateway,
                         and X9.37 file management on behalf
                         of Client.

Corporate Client         Optional - If Client elects for         $*** per
Training                 Fiserv personnel to perform the Web -   session
                         training of Client's corporate
                         customers.

IMAGE STREAM/MERCHANT CAPTURE SERVICES - SOFTWARE ACCESS

Merchant Capture -       $*** million in assets                  $***
Client Enterprise
Browser-Based Software
Access

                         $*** million in assets                  $***

                         Over *** in assets                      $***

Merchant Software        One time fee to acquire a workstation   $*** Merchant
Access, including CAR    license for a merchant.                 Workstation
/LAR Module

Merchant Capture -       This fee is to customize the Merchant   $***
Bank Branding Fee        Capture system interface to include
                         Client's bank logo and branding
                         information. This fee applies each
                         time Client chooses to update the
                         branding of its Merchant Capture
                         System


WESTSOUND BANK                          9                          (FISERV LOGO)

IMAGE STREAM/REMOTE CAPTURE SERVICES - OTHER SERVICES

Scanners                 Scanners must be acquired through the   Bid provided
                         Fiserv Purchase program to ensure
                         compllant equipment to the serivce,
                         Client and Fiserv will execute
                         Exhibit L for Client's purchase of
                         scanner(s).

Software Maintenance     Monthly software maintenance fee        *** of original
                         applicable to Branch Capture Software   Software
                         (back office and teller) and Merchant   License &
                         Capture Software Access.                Access Fees

Remote Capture - IRD     Fiserv will print Substitute Checks     $***
Print                    in accordance with Check 21
                         requirements for all qualifying
                         transit items and will prepare the
                         items for cash letter presentment in
                         accordance with Client's
                         instructions. If this service is
                         covered by a comparable service from
                         the Fiserv Clearing Network Services,
                         this fee will not apply.

FRAUD GUARD SERVICES

Fraud Guard Decision Support Access: Monthly Access fee based on Client's asset size. DSV & CSV or Secure Positive Pay, Monthly access charge for the viewing and decision-making Digital Signature Verification Suspects or Secure Seal positive pay exceptions through browser application. Unlimited users per month. May require VPN Internet Connectivity

Decision Support         *** million in assets                   $ *** month
Access. 1 Fraud Filter

                         *** million in assets                   $ *** month

                         *** million in assets                   $ *** month

                         *** in assets                           $ *** month

                         Over *** assets                         $ *** month

Monthly access charge for the viewing and decision-making Digital Signature
Verfication Suspects and Secure Seal positive pay exceptions through browser application. Unlimited users per month.

Decision Support         *** million in assets                   $ *** month
Access. 2 Fraud
Filters

                         *** million in assets                   $ *** month

                         *** million in assets                   $ *** month

                         *** in assets                           $ *** month

                         Over *** assets                         $ *** month

Client Internet Access   Fee based on Client's compliance with   $***
set up Fee               Fiserv's VPN connectivity standards
                         (additional monthly fee of ***
                         allowing Client access to Fiserv's
                         Internet- Virtual Private Network,
                         if it is a new connection for Client).

*** GUARD SERVICES-DIGITAL SIGNATURE VERIFICATION (DSV) AND CHECK STOCK
VERIFICATION (CSV)

Digital Signature        Compare signature of designated items   $***
Verification             to Client's reference signature
                         database

Check Stock              Compare check stock of any DSV item     $***
Verification             to Client's reference check stock
                         database

FRAUD GUARD SERVICES-SECURE SEAL POSITIVE PAY

Conversion/              For new FraudGuard clients only. If     $***
Implementation           Client uses FraudGuard, no bank setup
                         is required.


Account Implementaion    This fee is for every account that      $***
Fee                      Client brings on to Secure Seal. This
                         includes template management, account
                         setup and testing. Client is
                         required to license Secure Seal Check
                         printing software from a certified
                         provider.

Account Maintenance      Account Maintenance fee per account     $***
                         per month. This fee allows Fiserv to
                         support the accounts that use Secure
                         Seal.

Digital Interrogation    For every item that is digitally        $***
                         interrogated. Decodes the Secure Seal
                         and compares it to the verification
                         points on the check.

CONVERSION/SPECIAL SERVICES

Processing Minimum Per   Item Processing Services per Fiser      $***month
Month                    Center. Pass-through and one-time
                         charges are excluded from minimum.

Training                 Bid provided.

Initial Conversions/     Service includes the installation of    $***hour
Implementation Set Up    an inclearing and POD sort pattern
Fee                      with file extractions to any AP
                         Service along with statement,
                         exception and image archival set up.
                         Bid provided for any additional
                         services requested. $*** minimum
                         per Fiserv Center.

Professional Services    Upon Request, Fiserv will provide       $***hour
and Changes to Service   Client with an estimate of services
                         required. Professional Services and
                         related changes to service are
                         availabe for any services not
                         currently utilized by Client. Bid
                         provided unless the Set-up fee has
                         already been provided in this fee
                         schedule.

Internet Banking         Installation and testing with           Bid provided
Interface Set-up         non-Fiserv Internet Service Provider
                         to establish interface to Client's
                         image database.


WESTSOUND BANK                          10                         (FISERV LOGO)


Internet Banking         Monthly support of the Interface and    $***
Interface                data communications that enable a
                         non-Fiserv *** Service Provider to
                         access and retrive images from the
                         Fiserv National Image Archive on
                         behalf of the Client.

VPN Internet             Client access to Fiserv's Internet -    $***
Connectivity             Virtual Private Network

*** Internet             Fee based on Client's compliance with   $***
Connectivity Set-up      Fiserv's VPN connectivity standards.

*** Net Set-up           Bid Provided.


WESTSOUND BANK                          11                         (FISERV LOGO)

                                                                     EXHIBIT B-3

                      ITEM PROCESSING PERFORMANCE STANDARDS

PERFORMANCE       PERFORMANCE
CRITERIA          STANDARD                      MEASUREMENT                     MEASUREMENT CRITERIA
-----------       -----------                   -----------                     --------------------
1). CLIENT PREPARATION AND PRESENTATION OF WORK TO FISERV.

Fiserv will notify Client of non-performance issues as required for the following:

A). Presentation                                Monthly                         Customer deposit is the first credit.
of Work
                                                                                All credits come before debits

                                                                                Bank Documents debits come before checks.

                                                                                Items are encoded with route/transit number account
                                                                                number and proper trancode.

                                                                                If multiple amounts, correct amount is circled.
                                                                                (Currency not to be included).

                                                                                All work for proof and forward correspondence is in
                                                                                clear plastic bag.

                                                                                Clear plastic bag is in the Fiserv bag.

                                                                                Other correspondence in the Fiserv bag.

                                                                                Work should be free of all staples, tape, paper
                                                                                clips, and all items should be facing the same
                                                                                direction.

                                                                                If Fiserv is not performing prime pass capture
                                                                                services, items must be delivered with proper
                                                                                endorsement.

                                                                                Client's documents must meet industry standards
                                                                                (ANSI X9) for MICR documents.

B). Categories                                  Monthly                         Single items (one-on-ones) batched separately.
of Work
                                                                                Multiple item transactions batched separately.

C). Batches and                                 Monthly                         Bundles are limited *** ***, whichever limit is
Control Tickets                                                                 reached first. Single item deposits have headers
                                                                                preceding them and tape listings.

D). Delivery of                                 Monthly                         All work should be delivered *** prior to outgoing
Work                                                                            transit deadline, or Transmission deadline,
                                                                                whichever is earliest.

Client will notify Fiserv of specific non-performance issues by submitting a service incident report in the form approved by Fiserv with accompanying documentation to Fiserv Client Services for the following:

2). FISERV PROOF AND BALANCING OF WORK RECEIVED FROM CLIENT FOR PROCESSING.

Proof of          *** %                         Percent of Proof Encoding       Dollar encoding errors to meet service goals.
Deposit for                                     Volume
dollar amount                                                                   Corrections made with accepted medium.
encoding.
*** field                                                                       Customer corrections are legible and complete.
*** SLA
will be                                                                         Customer corrections have the correct reason listed.
mutually agreed
upon between                                                                    All customer corrections are documented with
Client and                                                                      accompanying copies as required.
Fiserv)
                                                                                Items are endorsed with the proper bank stamp in
                                                                                proper Regulation CC position.

                                                                                Transaction corrections using G/L debits and credits
                                                                                contain the correct information

                                                                                Suspense documentation is legible and complete.

                                                                                Items placed into holdovers by Fiserv will be
                                                                                documented. Differences of under $10.00 will be
                                                                                charged to a General Ledger account.

3). FISERV MODIFICATION OF MICR REJECTS.

Based on Client   *** %                         Percent of Volume (Based on     Modified MICR reject errors to meet service goals.
documents                                       total rejects)                  Transaction corrections using G/L debits and credits
meeting                                                                         contain the correct information.
industry
standards for                                                                   Suspense documentation is legible and complete.
MICR documents
that do not                                                                     Items placed into suspense by Fiserv will be
generate                                                                        documented. Differences of under *** for inclearings
excessive                                                                       will be charged to a General Ledger account.
relects beyond
*** of total
volume.

4). FISERV PREPARATION OF OUTGOING TRANSIT ITEMS.

Transit Cash      Not to exceed one missed      Record of Occurrence based on   Cash Letters are sent out with correct total(s) and
Letter            outgoing delivery deadline    total number of cash letters    complete bundle count(s).
Processing.       per month per and point.      sent each month.
                                                                                Cash Letter differences are explained.

                                                                                Cash Letters for proper bank and the correct
                                                                                correspondent are used.

                                                                                Low speed cash letters will be sent out within 24
                                                                                hours of stated deadlines.

                                                                                On-us items will not be sent out in transit cash
                                                                                letters.

                                                                                Late outgoing cash letters will be considered missed
                                                                                only when Client has complied with the peak day
                                                                                processing guidelines, as specified in paragraph 1
                                                                                ("Proof") of Exhibit B-1.


WESTSOUND BANK                         12                          (FISERV LOGO)

                                                                    EXHIBIT 10.9

PERFORMANCE       PERFORMANCE
CRITERIA          STANDARD                      MEASUREMENT                     MEASUREMENT CRITERIA
-----------       -----------                   -----------                     --------------------
5). FISERV CAPTURE AND TRANSMISSION OF WORK FROM PROOF DEPARTMENT.

Second Shift      Transmission errors or        Record of Occurrences.          All transmissions are sent in the approved Fiserv
Transmissions.    delays are not exceed ***                                     format.
                  that are within Fiserv's
                  control.                                                      All transmissions are sent from Fiserv in such time
                                                                                to insure that posting can be completed timely.

                                                                                Transmission deadlines will not be earlier than
                                                                                11:00 p.m. Mon. - Thurs. or 12:00 a.m. Friday, or as
                                                                                mutually agreed upon between Fiserv and Client. Late
                                                                                transmission deadlines will be considered missed
                                                                                only when Client has complied with the peak day
                                                                                processing guidelines as specified in paragraph 1
                                                                                ("Proof") of Exhibit B-1, or if transmission time
                                                                                resulted in late availability for Client online
                                                                                access.

6). CLIENT STATEMENT RESPONSIBILITIES

A). MCF/PCF                                     Each cycle drop                 Client and/or Client's agent will transmit MCF/PCF
File Delivery                                                                   files by 8:00 a.m. EST the morning after cycle drop
                                                                                for any image statement cycles.
B). Delivery Of                                 Each cycle drop
Work                                                                            Client and/or Client's agent will deliver printed
                                                                                statements, OTC items, and any paid exception items
                                                                                to Fiserv Center.

                                                                                Client to insure that enclosure count accurately
                                                                                reflects total needed to render statements properly.

                                                                                Zip codes and addresses will be removed from all
                                                                                hold accounts.

                                                                                Client will submit statement stuffers to center with
                                                                                appropriate instructions noted on the stuffer
                                                                                instruction form. Stuffers must arrive a minimum of
                                                                                *** business days prior to cycle drop, to insure
                                                                                proper handling.

7). FISERV STATEMENT PREPARATION RESPONSIBILITIES

Statement ***     Quality Service Goal ***      Percent of Total Statements     End of the month statements are postmarked no later
                  statements)                   Rendered                        than the *** business day.

                  Timeliness Service Goal: ***                                  Non-end of the month statements are postmarked no
                  statements)                                                   later than the *** business day.

                                                                                Special account statements are postmarked out no
                                                                                later than the *** business day.

                                                                                Exception statements will be mailed out within two
                                                                                additional business days.

                                                                                Truncated Statements Non-EOM will be postmarked no
                                                                                later than the *** business day.

                                                                                Truncated Statements EOM will be postmarked no later
                                                                                than the *** business day

                                                                                There will be only one statement per envelope.

                                                                                The correct customer's checks will accompany the
                                                                                statement.

                                                                                Hold statements that are properly labeled will be
                                                                                sent to Client for handling.

                                                                                The correct number of statement pages are in the
                                                                                envelope. The correct statement stuffer(s) will be
                                                                                included in the statement. (No more than ***)

                                                                                Notice of missing item(s) will be included in the
                                                                                statement in the statement is missing *** fewer
                                                                                enclosures.

                                                                                Fiserv will monitor and report delays for receipt of
                                                                                statement print to Client within *** hours of the
                                                                                expected time of receipt.

                                                                                Correct envelopes will be used for Client.

                                                                                All envelopes will be sealed prior to leaving Fiserv
                                                                                Center.

                                                                                All timeframes related to the rendering process
                                                                                start based on the time received of all items noted
                                                                                in the Client Statement Responsibilities section.

8). FISERV IMAGE STREAM RETRIEVAL AND ARCHIVE

Image Services    *** uptime with the         Based on the total minutes      Fiserv will provide Client with remote research
                  exception of scheduled        down/the total minutes          availability or exception item decision support via
                  maintenance periods           available in a week (7x24)      their workstation from 12:01 AM Eastern Time to
                                                less scheduled maintenance      12:00 AM Eastern Time Monday through Saturday,
                                                periods                         excluding holidays. On Sunday and holidays from
                                                                                12:01 AM Eastern Time to 4:00 PM Eastern Time.
                                                Monitored by Fiserv and
                                                published results monthly.      Archive service response times for single item
                                                                                requests are:

                                                                                *** day to *** average response time is 4 seconds
                                                                                from receipt of the request by the Archive.

                                                                                *** next day.

Image Ingestion   [***]                         Number of missing items vs.     Images of all captured items will be exported and
into Archive                                    total items exported            reside on Fiserv's national archive.


WESTSOUND BANK                         13                          (FISERV LOGO)

PERFORMANCE
CRITERIA          PERFORMANCE STANDARD          MEASUREMENT                     MEASUREMENT CRITERIA
-----------       --------------------          -----------                     --------------------
9). FISERV PROCESSING OF EXCEPTION ITEMS (OUTGOING RETURN ITEMS) WHEN CLIENT HAS SUBMITTED FINAL RETURN DECISIONS BY 12:30 P.M.

Qualified         *** Return items)             Percent of Total Qualified      The correct items will be returned.
Returned Items                                  Return Items
                                                                                All returned Items are identified with the correct
                                                                                return reason.

                                                                                The items Client wants returned are returned on the
                                                                                day they are listed as exceptions.

                                                                                The return cash letter balances to the daily return
                                                                                total.

                                                                                G/L entries made for all check reversals.

                                                                                Rejected debit totals balance.

                                                                                Large items notified through EARNS, or direct call
                                                                                method.

                                                                                Items are returned within specified Regulation CC.
                                                                                time requirements.

                                                                                Items are presented using correct account number and
                                                                                trancode.

10). FISERV RESEARCH OF ITEMS, PHOTOCOPY PRODUCTION

Research          ***                           Percent of Total Research       The turn-around time for a research request will be
                                                Request and Photocopies         *** business days from the time of receipt (unless
                                                Serviced                        Fiserv otherwise notifies Client, as in the case of
                                                                                subpoena research or other significant or voluminous
                                                                                research requests). For subpoena research or other
                                                                                significant or voluminous research requests. Fiserv
                                                                                will provide a completion commitment estimate to
                                                                                Client within *** of receipt commercially reasonable
                                                                                efforts will be made to produce quality photocopies,
                                                                                Trace reports will be delivered to Client within ***
                                                                                business days.

11). CD/DVD PRODUCTION AND DELIVERY

Image CD's                                                                      Weekly and daily CD's will be dispatched next
                                                                                business day. End of month CD's will be dispatched
                                                                                within *** business days. All CD's will be property
                                                                                labeled.

12). FISERV QUALIFICATION OF RETURN ITEMS

Qualification     ***                           Percent of Total Return Items   Property encode the return within Bank of First
of Outgoing                                     Qualified                       Deposit routing number.
Return Items
                                                                                Note: If Bank of First Deposit is not legible,
                                                                                Fiserv will return item raw Property Encode the
                                                                                return with a *** position *** of the MICR line
                                                                                based on the type of return service selected.

13). FISERV OPERATION OF DIGITAL SIGNATURE VERIFICATION SERVICES

*** Scoring of    Delays in with having the     Number of delays per month      All property designated DDA items will be scored
items ***         items scored 8:30 a.m.                                        against references signatures in the signature
Clients ***.      local time will not exceed                                    database and account rules; global and account
                  one per month that are                                        specified.
                  within Fiserv's control.

                                                                                All items to be returned are communicated to Fiserv
                                                                                through existing or agreed upon procedures.

                                                                                All scored items will be made available to the
                                                                                Client daily for review by 8:30 a.m. local time.

                                                                                Client will complete the selection of return items
                                                                                daily by 2:00 p.m. local time. Client will
                                                                                coordinate only one return decision when the item
                                                                                has multiple exception types.

14). FISERV'S OPERATION OF SECURE SEAL POSITIVE PAY SERVICES

Secure Seal       Delays in with having the     Number of delays per month      All property designated DDA items with designated
performing        items interrogated and                                        verification fields will be scored against the data
matching          matched by 8:30 a.m. local                                    decoded in the Secure Seal and the account rules;
process of        time will not exceed one                                      global and account specified.
Secure Seal       per month that are within
data and          Fiserv's control                                              All items to be returne are communicated to Fiserv
verification                                                                    through existing or agreed upon procedures
fields
according to                                                                    All Scored items will be made available to the
the Clients                                                                     Client daily for review by 8:30 a.m. local time.
criteria
                                                                                Client will complete the selection of return items
                                                                                daily by 2:00 p.m. local tune. Client will
                                                                                coordinate only one return decision when the item
                                                                                has multiple exception types.

15). CLIENT'S MERCHANT CAPTURE OF ITEMS

Fiserv will notify Client of non-performance issues as required for the following:

Capture of                                      Monthly
Items
                                                                                The images shall be carefully and accurately scanned
                                                                                to meet the criteria of Fiserv's Image Quality
                                                                                Assessment (IQA) tests.

                                                                                Client (or Client's agent) will be available to
                                                                                rescan or otherwise present original checks for
                                                                                those items that fall the Fiserv IQA tests.

                                                                                Client (or Client's agent) will retain original
                                                                                items for a sufficient period of time in order to
                                                                                satisfy Check 21 related inquiries and to meet its
                                                                                indemnity obligations with respect to Check 21 and
                                                                                Reg CC.

                                                                                The Merchant capture process shall be completed by
                                                                                Client's agent 4 hours or more prior to the
                                                                                distribution deadline.


WESTSOUND BANK                            14                       (FISERV LOGO)

Client will notify Fiserv of specific non-performance issues by submitting a service incident report in the form approved by Fiserv with accompanying documentation to Client Services for the following:

16). IMAGE STREAM MERCHANT CAPTURE SYSTEM AVAILABILITY

Merchant          *** time with the exception   Based on the total minutes      Fiserv will provide Client with a system available
Capture Server    of scheduled maintenance      down/the total minutes          for access by the merchant and Client in delivery of
Uptime            periods                       available in a week (7x24)      merchant services. The system will be available to
                                                less scheduled maintenance      capture deposits, view work in process and view
                                                periods                         history.

                                                Monitored by Fiserv and
                                                published results monthly.

17). IMAGE STREAM SUBSTITUTE CHECK PRINTING

Quality of        *** items printed             Number of Improperly printed    Fiserv will print and compose Substitute
Check/Deposit                                   items                           Checks/Deposit for qualifying items, which were
Printing                                                                        processed through Fiserv's ImageStream Merchant
                                                                                Capture System for subsequent capture into the
                                                                                Client's POD Image Capture Services. A "Services
                                                                                Failure" is defined as an error that has been caused
                                                                                by print quality, which caused an expedited recredit
                                                                                claim to occur from the receiving bank due to the
                                                                                quality of the printed item.


WESTSOUND BANK                            15                       (FISERV LOGO)

                                                                     EXHIBIT B-4

                             DESIGNATION OF PAYMENT
                          FOR ITEM PROCESSING SERVICES

Client shall pay for monthly item processing services by ACH transaction, as per Agreement sub-paragraph 3(e).

Complete the Authorization Agreement below for ACH Debit.

                 AUTHORIZATION AGREEMENT FOR AUTOMATIC PAYMENTS
                          FOR ITEM PROCESSING SERVICES

Fiserv is hereby authorized to initiate debit entries on Client's account at the depository institution indicated below, hereinafter called DEPOSITORY, for payment of item processing services. (All Information must be provided)

DEPOSITORY NAME ________________________________________________________________

CITY ________________________________ STATE __________________ ZIP _____________

TRANSIT/ABA NO. _______________________ MASTER ACCOUNT NO. _____________________

ACCOUNT NAME ___________________________________________________________________

This authority is to remain in effect until Fiserv and DEPOSITORY have received written notification from Client of termination in such time to afford Fiserv and DEPOSITORY a reasonable opportunity to act on it. Client agrees to direct such notification to the Corporate Finance and Accounting Department of Fiserv at: 2 TOWNSITE PLAZA, TOPEKA, KANSAS 66603. Client has the right to stop payment of a debit by notifying DEPOSITORY in time to allow DEPOSITORY a reasonable opportunity to act prior to charging the account listed above.

CLIENT NAME: ___________________________________________________________________

ADDRESS: _______________________________________________________________________

CITY ___________________________________ STATE _________________ ZIP ___________


AUTHORIZED SIGNATURE ___________________________________________________________
              (Signature must be identical to that now on file with DEPOSITORY.)

TITLE __________________________________________________________________________

DATE ________________________________


WESTSOUND BANK                         16                          (FISERV LOGO)

                                                                     EXHIBIT B-5

       ADDITIONAL ITEM PROCESSING SERVICES, FEES AND PERFORMANCE STANDARDS

COMMERCIAL DEPOSIT PROCESSING AND CASH VAULT SERVICES:

A.   Description of Commercial Deposit Processing and Cash Vault Services:
     Fiserv will provide Client with access to Cash Vault Services for the purpose of receiving commerical deposits and servicing of brach/ATM cash at the designated Cash Vault for same day processing of deposits with check and cash upon timely delivery of the deposit. Client will be responsible for the courier cost for delivery of the deposit and will pay a prorated share of courier expenses from the vault to the nearest Fiserv Center for Client to process the deposit. Cash Vault Services may be subcontracted through a designated Fiserv Alliance partner.

B.   Commercial Deposit Processing and Cash Vault Services Fees:

COMMERCIAL DEPOSIT
PROCESSING                            DESCRIPTION                      FEE
----------------------   -------------------------------------   ---------------
Deposit Processing       Preparation Of Deposit items per        $***/deposit
                         deposit plus currency or coin
                         processing fees.

Deposit Adjustments      Out of balance currency or coin         $***/adjustment
                         deposits requiring an adjustment
                         ticket

Currency in Deposits     Preparation of Deposited Coin and       $*** $*** of currency received
                         Currency

Coin Processing-         Sorting and/or counting mixed coin      $***/bag
Unwrapped

Coin Processing-         Receipt of standard FRB bag of coin     $***/bag
Unwrapped / Single       unwrapped for processing by weight.
Denomination

Coin Processing -        Breaking of Wrapped Coin (single or     $***/bag
Wrapped                  mixed denomination) for counting and
                         sorting.

Return of Validated      Validation and return of duplicate      $***/deposit slip
Deposit Slip             deposit slip via armored courier to
                         bank branch plus postage and handling
                         if mailed to customer.

Scanning of Deposit      Scanning of all deposit items prior     $***/Item
items                    to release to Fiserv, using Fiserv
                         provided scanning equipment

COMMERCIAL CHANGE
ORDERS

Change Orders            Processing request for change orders    $***/order
                         either electronically or by automated   $*** ordered or fraction thereof
                         phone request.

Coin Wrapping Fee        Wrapping fee for any coin shipped to    $***/wrap
                         Client.

BANK BRANCH & ATM
PROCESSING

Currency Received from   Excess currency shipped from bank       $***/shipment
bank Branch              branch to Loomis cash vault. Must be
                         full strap by denomination and will
                         be strap verified only.

Currency prepared for    Preparation of currency shipped to      $***/shipment
shipment To bank         bank branch. Must be in full straps
branch                   by denomination.

ATM currency shipment    Preparation of currency to be shipped   $***/shipment
                         to bank ATM. Must be ordered in full
                         straps by denomination

Return ATM currency      Residual ATM currency being returned    $***/shipment
                         to Loomis cash vault. To be fine
                         counted

Branch coin services                                             Same rates as
                                                                 commercial
                                                                 (above)

FEDERAL RESERVE BANK
PROCESSING

Currency received from   Currency received from Fed for bank     $***/shipment
Fed                      and to be placed in bank inventory at
                         Loomis. Strap verified only.

Currency prepared        Preparation of excess currency held     $***/shipment
for shipment to Fed.     for bank at Loomis cash vault to be
                         shipped to fed.

SPECIAL HANDLING

Monthly Account          Change assessed per bank and per        $*** month/vault
Maintenance              vault location for currency and coin
                         inventoried by Loomis.

                         (Fee may be waived if total monthly
                         billing for the account exceeds ***

Set Up of Electronic     Set up of CTR Reports or ACH file       Bid Provided
files                    Transfers

Daily Cash File          Daily transmission of files as          Bid Provided
Transmissions            required


WESTSOUND BANK                         17                          (FISERV LOGO)

C. Commercial Deposit Processing and Cash Vault Services Performance Standards:

Performance Standards: Client preparation and presentation of work for Cash
Vault

               Deliveries to Vault must be provided by a certified armored carrier by agreed upon deadline

               Deposit must be contained in a secured (Properly sealed), single use, lamper-evident, opaque, plastic numbered bag (Bar Coded
               Serial Numbers are preferred)

               The deposit bag must be clearly labeled, Identifying the Client's customer name, the deposit preparation date, the reported Deposit
               Amount and "(Bank Name) @ LF&C CMS" as the delivery location.

               The deposit must be organized as follows: First, the Client's customer deposit slip followed by checks, Travelers Checks and then currency all secured with a rubber band.

               Currency, Coin and Checks totals must be listed separately on the deposit slip also showing a deposit total.

               Client requesting the return of a validated deposit slip must include a Duplicated Deposit (NCR/Carbon Copy) slip in each deposit.

               Currency in Deposit must be:

                    Organized by denomination

                    Strapped by denomination in straps not to exceed 100 notes

                    Must not contain rubber bands, paperclips, staples or bindings other than currency straps. One large rubber band can be placed around all currency.

                    All currency must then be secured together with a rubber band

Presentation   Coin Contained in the deposit:
and Delivery
of Work             Must be loose or rolled in standard coin roll amounts

                    Must not be bent, drilled or otherwise mutilated

                    Large Coin Deposits in amounts of more than $*** must be in a separate, approved coin bag.

                    Large Coin Deposits must list the number and value of bags by denomination and must have the total reported amount of the deposit listed in the appropriate space of the deposit slip.

                    Bags of coin must not weigh more than 50 lbs.

               Denominated Bags of coin must not contain more than:

                    $50.00 in Pennies

                    $200.00 in Nickels

                    $1000.00 in Dimes

                    $1000.00 in Quarters

                    $1000.00 in Halves

                    $2000.00 in Dollars

               All bags of coin must be labeled with the following information

                    Name of the customer making the deposit

                    Denomination of coins in the bag

                    Reported Value of the bag

                    "Bag 1 of" type numbering i.e., 1 of 3, 2 of 3, etc.

FISERV CASH VAULT DEPOSIT PROCESSING

Fiserv Preparation of    ***   Percent of   Fiserv will prepare necessary G/L entries to
General Ledger Entries           Volume     settle Client cash inventories
for Cash Inventory
                                            Fiserv will ship cash inventories at agreed
                                            upon release amounts to FRB as required

                                            Cash-in Tickets are properly prepared and
                                            replace any cash received in deposit(s)

                                            Cash Orders placed by Client's customer will
                                            be prepared and released for shipment timely

                                            Deposit(s) delivered prior to established
                                            deadline will be processed for same day
                                            deposit.

                                            Fiserv will transmit a CTR (Large Currency
                                            Reposts) electronically to Client as required.

                                            Fiserv will scan any deposits upon receipt to
                                            Vault as required for proof of delivery/ prior
                                            to shipment to the Fiserv Center.


WESTSOUND BANK                         18                          (FISERV LOGO)

MAGESTREAM eSTATEMENTS:

A. Description of Imagestream eStatements: Fiserv item Processing will receive a statement file on behalf of Client, generated from Client's account processing system. Fiserv item Processing will use this statement file to create a set of eStatements for Client's end customers. These eStatements will be delivered to the end customer via access to a secure Internet site. The end customers will be notifed that eStatements are available via an email containing a link to the secure site. Client is responsible for enrolling the end customers for eStatements via the CWS administrative tool.

B. Fiserv e-Sign Act Responsibilities: Within *** hours of the time when an account is successfully enrolled, Fiserv will send an email to the email address that was entered for that account. The email will include a hyperlink to the Enrollment Confirmation website that Fiserv maintains for Client.

          1. After the customer clicks the link in the email and reaches the welcome page of the Enrollment Confirmation site, the customer enters his or her User ID and Password and submits the data in order to login.

          2. Fiserv will validate the customer's User ID and Password against the enrollment data contained in Fiserv's eStatement Database, and Fiserv's Enrollment Confirmation website will present to the customer Client's eStatement disclosure statement.

          3. After the customer checks a box to indicate acceptance of the disclosure and clicks a button to submit the information, Fiserv's Enrollment Confirmation website will present a screen containing a button to open a PDF document that will display a randomly generated confirmation code number.

          4. After the customer opens the PDF document, enters the displayed confirmation code in another field on the screen, and submits the data, Fiserv will validate the number submitted against the number that was presented in the PDF.

          5. The Fiserv Enrollment Confirmation website will present the customer with a screen confirming that the process in complete.

          6. If and only if the Enrollment Confirmation process outlined above is successfully completed. Fiserv will change the status of the customer's account in the eStatement Enrollment Database so that the customer will begin to receive eStatements.

C.   ImageStream eStatement Fees:

ESTATEMENT SERVICES      Web-Hosting and Maintenance. Monthly    $*** Month
                         fee for Web-Hosting and Maintenance.

                         Fee for each statement side ingested    Minimum
                         for eStatement delivery                 $*** month

eStatement Development   Development and Setup Fee. This one     $***
& Programming Fees       time implementation Fee includes the
                         setup of one statement type and the
                         website development.

Development and Setup                                            Bid provided
of Additional
Statement Types

D.   ImageStream eStatement Performance Standards:

                         PERFORMANCE
PERFORMANCE CRITERIA       STANDARD    MEASUREMENT            MEASUREMENT CRITERIA
----------------------   -----------   -----------   -------------------------------------
FISERV ESTATEMENT PREPARATION RESPONSIBILITIES

Client                                 Each cycle    Client and/or Client's agent will
Responsibilities                       drop          transmit the required statement files
Statement File                                       by 8:00 a.m. EST the morning after
Delivery                                             the cycle drop.

                                                     Client will maintain the account
                                                     level enrollment for each eStatement
                                                     customer.

                                                     Client will determine and communicate
                                                     to Fiserv the number of days, after
                                                     which an eStatement must be printed
                                                     and mailed if an account holder does
                                                     not retrieve their eStatement.

Fiserv                   Quality       Percent of    eStatements are available no later
Responsibilities         Service       Total         than the *** business day
eStatement Preparation   Goal: ***     Statements
and Delivery             statements    Emailed       Exception statements will be made
                                                     available within two additional
                         Timeliness                  business days.
                         Service
                         Goal: ***                   The correct statement will be made
                         statements)                 available to Client's customer.

                                                     The correct number of statement pages
                                                     will be displayed.

                                                     All timeframes related to the
                                                     rendering process start based upon
                                                     the time of receipt of all items
                                                     noted in the Client Statement
                                                     Responsibilities section.


WESTSOUND BANK                         19                          (FISERV LOGO)

                                                                     EXHIBIT B-6

              BRANCH CAPTURE SOFTWARE ADDITIONAL TERMS & CONDITIONS

1. Fiserv grants Client a non-exclusive, nontransferable license to use the Branch Capture Software solely to process Client's items that are to be sent to Fiserv for processing. This license expressly excludes any right to use in a service bureau or timesharing environment.

2. Client shall not copy, disassemble, decompile, or otherwise reverse engineer the Branch Capture Software.

3. Branch Capture Software and any operations manuals, instructions, and other documents or written materials provided to Client as Instruction in the use of the Branch Capture Software (the "Documentation") are acknowledged by Client to be and contain Fiserv's and its licensors proprietary information and trade secrets. Title and all ownership rights to the Branch Capture Software, the Documentation, and any modifications thereto remain with Fiserv. Branch Capture Software and Documentation constitute Fiserv's Confidential Information. Client shall retain or affix such evidences of ownership and proprietary notices as Fiserv may request.

4. Fiserv shall be entitled at all reasonable times and without prior notice to Client to audit Client's compliance with the limitations set forth herein in any manner which does not unreasonably disrupt Client's business operations, including but not limited to, onsite or remote access audits.

5. Client rights under this license may not be assigned, licensed, sublicensed, pledged, or otherwise transferred voluntarily, by operation of law or otherwise, without Fiserv's prior written consent, and any such prohibited assignment shall be null and void.

6. Client acknowledges and agrees that it is exclusively responsible for the operation, supervision, management and control of the Branch Capture Software, including, but not limited to, providing adequate training for its personnel, instituting appropriate security procedures, and implementing reasonable procedures to examine and verify all output before use. Fiserv shall have no responsibility or liability for Client's selection or use of the Branch Capture Software or any associated equipment.

7. In order to maintain the continuing integrity and proper operation of the Branch Capture Software, Client agrees to implement, in the manner instructed by Fiserv, each error correction and each enhancement and improvement provided to Client by Fiserv. Client's failure to do so shall relieve Fiserv of any responsibility or liability whatsoever for any failure or malfunction of the software as modified by a subsequent correction or improvement, but in no such event shall Client be relieved of the responsibility for payment of fees and charges otherwise properly invoiced during the term hereof, if requested by Fiserv, Client agrees to provide written documentation and details to Fiserv to substantiate problems and to assist Fiserv in the identification and detection of problems, errors and malfunctions; and Client agrees that Fiserv shall have no obligation or liability for said problems until it has received such documentation and details from Client.

8. Client agrees to notify Fiserv immediately of the unauthorized possession or use of the Branch Capture Software or Documentation by any person or organization not authorized to have such possession or use. Client will thereafter fully cooperate with Fiserv in the protection and redress of Fiserv's proprietary rights.

9. If Client attempts to use, copy, license, sublicense, sell or otherwise convey or to disclose the Branch Capture Software or Documentation, in any manner contrary to the terms of this Agreement or in derogation of Fiserv's proprietary rights, Fiserv shall have, in addition to any other remedies available to it, the right to injunctive relief enjoining such actions, Client hereby acknowledging that other remedies are inadequate.


WESTSOUND BANK                         20                          (FISERV LOGO)

10. The Branch Capture Software licensed hereunder may include software developed and owned by third party licensors. Fiserv's sole warranty with respect to such third party software is that Fiserv possesses the legal right and authority to re-license such third party software to Client. Specific warranties regarding performance of such third party software shall be limited to the warranties, if any, provided by such third party licensors. In exchange for Client's agreement not to assert any claim for breach of such third party licensor's warranties against Fiserv, Fiserv hereby assigns to Client such right, if any, as Fiserv may possess to assert a claim for breach of warranty against the third party licensor.

11. The termination or expiration of the Agreement, Exhibit B or of the Image Stream Branch Capture Services set forth in Exhibit B, shall automatically, and without further action by Fiserv, terminate and extinguish the license, and all rights in and to the Branch Capture Software shall automatically revert irrevocably to Fiserv. Upon such termination, Client shall immediately cease use of the Branch Capture Software and Documentation and return all copies to Fiserv.


WESTSOUND BANK                         21                          (FISERV LOGO)

                                                                       EXHIBIT C

                                  EFT SERVICES

Fiserv Solutions, Inc., a Wisconsin corporation ("Fiserv") and WESTSOUND BANK ("Client") are executing this Exhibit C with the intention that it shall form part of the Agreement between Fiserv and Client dated *** as amended through the date hereof (collectively, the "Agreement").

     Client agrees with Fiserv as follows:

          1. Services. Fiserv will provide Client the EFT Services (the "EFT Services") specified in Exhibit C-1 hereto.

          2. Network Support Services. Fiserv will provide Network Support Services (monitoring, service, and maintenance for equipment) in accordance with instructions supplied by the Client. If any or all of the communication network should fail, Fiserv or its designated agents will locate the problem and correct any malfunction not associated with equipment or circuits provided by common carriers. If the problem is located in the equipment or circuits of the common carriers, Fiserv will contact the common carriers and request that the problem be corrected. Maintenance fees incurred by Fiserv for repairs caused by faulty electrical power, inadequate physical facilities, physical abuse, or other Client-supplied or controlled factors will be reimbursed by Client.

          3. Fees. Client shall pay Fiserv the fees and other charges for the Account Processing Services specified in Exhibit C-2. The fees listed in Exhibit C-2 are valid for the account processing services Client contracts for as of the date of the Agreement. If Client seeks additional services from Fiserv during the term of the Agreement, Fiserv's fees therefor will be quoted to Client upon request. Fiserv agrees to give at least 30 days notice to Client of any changes in the rules and procedures established for processing, unless such changes are caused by changes made by the Federal Reserve System or otherwise beyond the control of Fiserv, not permitting Fiserv to give such advance notice. Fiserv reserves the right to make such changes to the Exhibits without notice as may be necessary to cover any increases in Federal Reserve System costs and charges or in other costs and charges beyond Fiserv's control, including changes required by applicable law or regulatory activity. The fees listed in Exhibit C-2 may be changed annually effective each January 1 beginning in the year 2007 upon 30 days notice to Client. Each change shall be limited to the change in the U.S. Department of Labor, Consumer Price Index for All Urban Households - Pacific Northwest, published by the United States Department of Labor, Bureau of Labor Statistics ("CPI") for the 12-month period preceding each January 1 not to exceed 3% unless the CPI exceeds 6%. Any percent or fraction thereof above 6% will be added to the 3%. Fiserv will deliver to Client the notification of the fee change Notwithstanding the foregoing limitations, Fiserv EFT shall have the right to bill the Client the full amount of any increases in third-party telecommunications costs, Network pass-through fees or other out-of-pocket expenses incurred on behalf of Client as of the same effective date such increases are billed to Fiserv EFT.

          4. Responsibility for Accounts. Client shall be responsible for balancing its accounts each business day and notifying Fiserv immediately of any errors or discrepancies. Provided that Client immediately notifies Fiserv of any discrepancy in Client's Accounts, Fiserv shall, at its own expense, promptly recompute accounts affected by discrepancies solely caused by Fiserv computer or software systems or provide for another mutually agreeable resolution. Fiserv will use its commercially reasonable efforts to correct errors attributable to Client or other third party services of Client.

          5. Reports. Fiserv will provide output reports to Client for daily, weekly, monthly, and annual transactions.

          6. Backup Records. Fiserv currently retains historical files at a location separate from the data center sufficient to recreate files for the most recent week and month-end. A daily transaction log of all Client transactions for the most recent ten business days will also be maintained at this location.

          7. Hours of Operation. The EFT Services will be available for use by Client during standard Fiserv business hours, excluding company holidays, as specified in Exhibit C-3 hereto.

          8. Performance Standards. The EFT Services shall be performed in accordance with the standards specified in Exhibit C-4 hereto.

          9. Software Modifications (a) Custom Programming. Fiserv will develop a preliminary estimate of the anticipated man hours and costs plus or minus fifty (50) percent associated with the Implementation of said change. This estimate will be returned to Client within four weeks. Written acceptance by Client to proceed with the project will be required prior to beginning the final specifications. Fiserv will assign a projected completion date to the project, provided no additional changes or modifications to the original specifications occur once the project is in development.

          (b) Regulatory Software Changes. Software changes required by government bodies will be quoted in accordance with subsection (a) above and such costs will be distributed to all clients on an equitable basis.

          (c) Major Software Enhancements. All major software enhancements will be subject to additional charges for processing and development in accordance with Exhibit C-1 hereto. Fiserv is under no obligation to upgrade its software during the term of this Agreement.

          10. Hardware. (a) Client will obtain written approval from Fiserv prior to connecting any equipment to the data communication equipment provided by Fiserv. Equipment, if any connected to the Fiserv System must be configured in a manner acceptable to Fiserv. Client agrees to pay Fiserv for the testing and acceptance of such equipment by Fiserv at its then current rates.

          (b) Client shall at all reasonable times permit the authorized personnel of Fiserv and the equipment manufacturers to have access to any Fiserv owned or leased equipment provided under this Agreement, and shall permit removal of such equipment upon termination of this Agreement.

          11. Protection of Data. Fiserv has developed an operations backup center for which Client has agreed to pay the charges indicated in Exhibit C-2. Fiserv tests the procedure periodically to ensure compliance. Copies of transactions files are maintained by Fiserv off premises in secured vaults.

          12. Regulatory Compliance. (a) Client is solely responsible for ascertaining that its use of EFT Services complies with all applicable state and federal statutory and regulatory requirements. Fiserv agrees, however, to monitor such applicable requirements, and to make changes in the EFT Services as Fiserv believes is necessary to bring the EFT Services into compliance.

          (b) Upon the written request of Client or a governmental regulatory authority, Fiserv shall make output available to such regulatory authority for purposes of audits and supervisory examinations of Client. The Client shall pay Fiserv its then current rate for any time devoted to such examination, audit, consulting, or other similar related effort.

          (c) On an annual basis, Fiserv shall engage a qualified, independent auditing firm to review and evaluate its internal control environment, in accordance with relevant AICPA audit standards (a "SAS-70 Type II* Audit). Upon completion of the engagement, a copy of the service auditor's report shall be made available to Client at Fiserv's then current rate.

          13. On-Line Security. Fiserv will provide access to the Client, after the execution of appropriate "on-line" security measures, to allow the Client to perform Cardholder maintenance on Client's data files in the Fiserv system.

          14. Network Agreement. Fiserv provides access to electronic fund transfer networks for the purpose of participating in the exchange of transactions on an inter-network basis. Client may participate in such networks subject to the following terms and conditions:

          (a) Client will enter into an agreement with each such network in which Client elects to participate, and will operate within and abide by the operating rules established by each such network, and pay any associated fees imposed by each such network; and

          (b) The clearing of transactions and reconciliation of payments will be in accordance with settlement procedures established between Fiserv and each such network.

          15. Exclusivity. Client agrees that Fiserv shall be the exclusive provider of electronic transaction services (i.e. ATM driving, ATM Cards, VISA Check or MasterCard debit cards) that are the subject of this Exhibit. During the term of this Agreement, Client agrees not to enter into any agreement with any other entity to provide EFT Services (or similar services) provided hereunder without the prior written consent of Fiserv.

          IN WITNESS WHEREOF, the parties hereto have caused this Exhibit C to the Agreement to be executed by their duly authorized representative as of the date indicated below.

FOR CLIENT:                             FOR FISERV:

WESTSOUND BANK                          FISERV SOLUTIONS, INC.
                                        DBA FISERV EFT


By: /s/ Mark D. Freeman                 By: /s/ Martin N. Singer
    ---------------------------------       ------------------------------------
Name                                    Name Martin N. Singer
     --------------------------------   Title Senior Vice President
Title                                   Date
      -------------------------------        -----------------------------------
Date  ***

                       AMENDMENT TO THE AGREEMENT BETWEEN

                                 WESTSOUND BANK

                                       AND

                             FISERV SOLUTIONS, INC.

This Amendment to the Agreement referenced above is made as of this ***.

The parties agree that this Amendment (the Amendment) and the Agreement (the Master Agreement) constitute the entire Agreement between the parties. In the event of any Inconsistency among the documents comprising the Agreement, the following order of precedence shall apply:

     a.   This Amendment

     b.   The Master Agreement

The Agreement is hereby amended by adding the following additional services and terms and conditions related thereto:

1.   The following Exhibit(s) are added to the Agreement:

     EXHIBIT C EFT SERVICES

          a.   The following new Section is added to the Exhibit C:

     16. Term The Initial term of this Agreement shall commence on the date of this Agreement and shall be co-terminus with the current Fiserv L.A. ITI Agreement that begins on *** and expires on *** unless earlier terminated in accordance with the terms of this Agreement. Unless written notices of non-renewal is provided by either party at least *** days prior to expiration of the initial term or any renewal term, this Exhibit shall be co-terminus with the Fiserv Master Agreement renewal term(s). Notwithstanding the termination or expiration of other Fiserv Services, the terms and conditions of the Agreement shall continue for the duration of the term of this Exhibit C.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the date indicated below.

For Client:                             For Fiserv:

WESTSOUND BANK                          FISERV SOLUTIONS, INC.


By: /s/ Mark D. Freeman                 By: /s/ Martin N. Singer
    ---------------------------------       ------------------------------------
Name:                                   Name: Martin N. Singer
      -------------------------------   Title: Senior Vice President
Title:                                  Date:
       ------------------------------         ----------------------------------
Date: ***

                                                                     EXHIBIT C-1

                               EXECUTIVE OVERVIEW

Fiserv will provide Client with the following EFT Services:

1. On-Line Host Interface. The operational environment that allows an electronic transaction to the processed against a cardholder's account.

2. ATM Driving/Monitoring. The process of providing an ATM with the on-line instructions necessary to process transactions and verifying equipment and telephone operability.

3. Networks. Those regional or national ATM associations who provide electronic access to financial transactions for cardholders of member financial institutions. Networks are as set forth in Exhibit C-2.

4. Web Connectivity. Links Client's IBM compatible PC to the Fiserv System, allowing Client to retrieve reports, retrieve transaction history, and perform network adjustments.

5. Card Management. An automated system for plastic card ordering, pin ordering, card re-issue tracking and "Hot Carding", accessible to Client via On-Line Terminal Dial-Up PC or Batch Processing.

6. Transmissions. Transactions reports and settlement information transmitted to Client's host data processing system.

7.   Business Continuity. Fiserv's disaster recovery program.

8. Telecommunications and Equipment. ATM phone line and modems relevant to driving and monitoring Client's ATMs.

9.   Conversion Date. On mutually agreed upon date by Client and Fiserv.

                                   EXHIBIT C-2
                           ESTIMATE OF MONTHLY CHARGES
                                 WESTSOUND BANK

                                             QUANTITY   AMOUNT   TOTAL
                                             --------   ------   -----
ON-LINE AUTHORIZATION
On-Line Interface Maintenance Fee            ***        $***     $***

FILE STORAGE
Monthly File Storage Fee                     ***        $***     $***
CAF File Data Base Storage Fee               ***        $***     $***

TRANSACTIONS
Stand-In Transactions                        ***        $***     $***
Transaction Fees (ls,Ou)++                   ***        $***     $***

DEBIT CARD TRANSACTIONS
Visa Check Transaction Authorizations        ***        $***     $***
Visa Check Transactions Posted               ***        $***     $***

DEBIT CARD BACK OFFICE SUPPORT
Visa Check Back Office - Per Card Fee        ***        $***     $***
Visa Check Back Office - Chargebacks         ***        $***
Visa Check B/O - Representments                         $***
Visa Check Back Office - Retrieval Request   ***        $***     $***
Visa Check Back Office - Hot Card Service    ***        $***     $***
Visa Check International Hot Card                       $***     $***
Visa Check Back Office Monthly Charge        ***        $***     $***
Charges for Arbitration, etc.                ***        $***     $***

DEBIT CARD ACTIVATION
Card Activation Monthly Fee                  ***        $***     $***
Card Activation Transactions                 ***        $***     $***

NETWORKS
Exchange Monthly Membership Fee              ***        $***     $***
ICBA Plus Membership Fee                     ***        $***     $***
ICBA Sponsorship Fee                         ***        $***     $***
ICBA-Plus Pass-through Card Fee              ***        $***     $***

CONNECTIVITY
Web Connect Maint Fee                        ***        $***     $***
Web Connect Port Access Fee                  ***        $***     $***
Web Connect Per Security Token Maint Fee     ***        $***     $***
Web Connect Token Replacement Fee                       $***

File Maintenance
***er PC input Record Maintenance            ***        $***     $***

CARD MANAGEMENT                              ***        $***     $***
Per Card Record Storage Fee                  ***        $***     $***

BUSINESS CONTINUITY                          ***        $***     $***
Monthly Business Continuity Fee              ***        $***     $***

SUB-TOTAL ESTIMATE OF MONTHLY CHARGES                            $***

GRAND TOTAL ESTIMATE OF MONTHLY CHARGES                          $***

Client is subject to Network Operating Rules, Fees and Settlement Funding Requirements.

THIS DOCUMENT PREPARED ON: ***

                                                                     EXHIBIT C-3

                               HOURS OF OPERATION

Fiserv will provide access to its EFT Services 24 hours a day, 365 days per year, except for planned downtime that shall be reserved for scheduled maintenance. The Client will be notified in advance of such downtime.

Client support assistance will be available during normal business hours, Monday through Friday, with the exception of the following holidays: New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. When a holiday falls on Saturday, Fiserv will observe the preceding Friday, when a holiday falls on Sunday, Fiserv will observe the following Monday.

                                                                     EXHIBIT C-4

                              PERFORMANCE STANDARDS

If the EFT System Availability is less than *** percent for any full calendar month (exclusive of planned downtime) as a result of an error or omission by Fiserv, Fiserv shall credit the monthly fee payable by Client for that month by $*** if availability is less than *** percent, Fiserv shall credit the monthly fee by an additional sum of $*** or each additional percentage point that availability is less than $***. The maximum credit provided to Client under this standard shall not exceed the full amount of Fiserv's monthly invoice. Client and Fiserv agree that these reductions in fees constitute a reasonable and fair estimation of the damages arising to the Client from such non-availability of EFT Services during such time. This credit is in addition to remedies available to Client in the Agreement. Fiserv shall not be responsible for any delays or interruptions in the EFT Services that may be caused by common carriers, or by other causes beyond Fiserv's Control.

                        ICBA BANCARD - FISERV EFT PROGRAM

                          NETWORK SPONSORSHIP AGREEMENT

     THIS AGREEMENT ("Agreement") is made as of the ____ day of _______, 200__ (the "Effective Date"), between ICBA Bancard, Inc., a Delaware corporation ("Bancard") and WESTSOUND BANK, a _____________ chartered financial institution ("Program Member").

                                  WITNESSETH:

     WHEREAS, Program Member is a member of the Independent Community Bankers of America ("ICBA") and has entered into a services agreement with Fiserv Solutions, Inc. ("Fiserv") for participation in Independent Community Banker EFT Services (the "Program"); and

     WHEREAS, as part of the Program, Program Member desires to be sponsored by Bancard for participation in one or more of several card associations' debit card networks (the "Network" or "Networks"); and

     WHEREAS, Program Member may elect to participate in the ICBA Bancard Fraud Loss Protection Plan.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby mutually agreed by and between the parties as follows:

1.0  APPOINTMENT OF BANCARD

     1.1 Program Member hereby appoints Bancard its agent and authorizes Bancard, its officers, directors, employees and agents, to take such action as agent on its behalf, and to exercise such powers as are necessary, together with such powers as are reasonably incidental thereto, to include Program Member in the Program and to sponsor Program Member for membership (the "Sponsorship Services") in one or more of the following Networks: Visa; MasterCard; Plus; Interlink; Cirrus; Maestro.

     1.2 Program Member hereby authorizes Fiserv to provide certain Confidential Information to Bancard including, but not limited to, Program Member's transaction data related to its participation in the Network(s) into which Bancard is providing sponsorship (the "Selected Networks(s)"); provided, however, that Bancard shall not have access to any non-public information relating to any specific consumer or cardholder customer of Program Member.

     1.3 Program Member hereby authorizes Fiserv to include, as part of Fiserv's billing to Program Member, all fees owed by Program Member to Bancard under the Program and authorizes Fiserv to remit to Bancard Program Member's payments to Fiserv for the Sponsorship Services.

2.0  THE SPONSORSHIP SERVICES

     2.1 Bancard agrees to sponsor Program Member for membership in the Selected Network(s).

     2.2 Program Member has completed the attached Correspondent Membership Application for the Selected Networks. The completed Application is hereby incorporated as if fully set forth herein.

     2.3 Program Member agrees to pay Bancard the fees assessed by the Selected Network(s) for Sponsored Members and any other fees, penalties and charges assessed by the Selected Network(s) and listed on the attached Sponsorship Fee Schedule, and as it may be amended from time to time.

     2.4 Program Member agrees to provide prior written notice to Bancard of change of name, charter, or main office.

     2.5 Membership in the Selected Network(s) is not assignable or transferable without the prior written consent of Bancard.

3.0  LEGAL COMPLIANCE

     3.1 Program Member agrees to comply with all applicable rules, regulations, operating procedures and membership duties, obligations and responsibilities imposed by the Selected Network(s), Fiserv and Bancard. [Program Member agrees to provide Fiserv with all data required by Fiserv or Bancard to prepare Bancard's Quarterly Report of debit cards issued for the selected Network.

     3.2 Upon receipt of verbal or written instructions from either Bancard or the Selected Network(s), Fiserv may immediately cease to provide Program Member access to the Selected Network(s). Fiserv shall use its best efforts to promptly notify the program Member of any such interruption in service. Program Member agrees to indemnify and hold Fiserv and Bancard harmless from any claims, liabilities, losses and expenses, of any kind or nature, including attorneys' fees, resulting from Fiserv's compliance with such instructions.

4.0  FRAUD LOSS PROTECTION PLAN

     4.1 Bancard makes available a fraud loss protection plan (the "Fraud Loss Plan" or "Plan") to Program Members issuing credit and debit cards through the Bancard Program.

     4.2 [ ] Program member ELECTS to join the ICBA BANCARD FRAUD LOSS PROTECTION PLAN.

          (a) Program Member has read and understands the Terms and Conditions of the Fraud Loss Plan, a copy of which is attached hereto and incorporated herein as if fully set forth.

          (b) Bancard hereby agrees to assume responsibility for certain debit card fraud losses of Program Member pursuant to the terms and conditions of the Fraud Loss Plan upon payment by Program Member of the required service fees.

          (c) Program Member agrees to utilize the Card Activation Services for all Visa and MasterCard debit cards.

          (d) Program Member agrees to utilize the back office support services for chargeback provided by Fiserv.

     4.3 [ ] Program Member DECLINES to join the ICBA BANCARD FRAUD LOSS PROTECTION PLAN.

5.0  TERM

     5.1 The term of this Agreement shall be concurrent with the attached Fiserv Services Agreement.

     5.2 Program Member agrees to provide one hundred eighty (180) days' prior written notice of its intent to terminate the Fiserv Services Agreement.

6.0  TERMINATION

     6.1 This Agreement shall terminate immediately if a petition in any bankruptcy, reorganization, composition, extension, arrangement or insolvency proceedings is filed by or against Program Member or if Program Member makes a general assignment for the benefit of creditors, or if Program Member makes application for or acquiesces in the appointment of a trustee or receiver for all or substantially all of its property or if Program Member ceases to do business for any reason.

     6.2 This Agreement shall terminate on thirty (30) days' prior written notice by one party of the non-performance by the other party of any of its obligations under this Agreement or the breach thereof of any of the terms, conditions, representations or agreements contained herein, if such non-performance or breach is not cured prior to the expiration of such notice period.

     6.3 Bancard or Program Member may terminate this Agreement at any time for any reason or for no reason upon one hundred eighty (180) days' prior written notice.

7.0  INDEMNIFICATION

     7.1 Program Member agrees to indemnify and hold Bancard, its subsidiaries, affiliates, successors and assigns, and their shareholders, directors, officers, employees and agents, harmless from and against all liabilities, claims, damages, losses, expenses, including reasonable attorneys' fees, which arise out of, or in connection with, directly or indirectly, Program Member's membership and/or participation in the Selected Network(s) including, but not limited to, any failure of Program Member to comply with laws, rules and regulations applicable to the Program, which indemnity shall be effective regardless of whether Program Member uses any forms or other materials supplied by Bancard or Fiserv; provided, however, that Program Member shall have no liability for willful or negligent acts or omissions by Bancard.

8.0  CONFIDENTIALITY

     8.1 Bancard agrees that Program Member's Confidential Information shall remain the property of Program Member and that Bancard shall not use Confidential Information except as may be required in connection with the services provided by Bancard under this Agreement. The Confidential Information is made available on a limited use basis solely in connection with this Agreement, and Bancard will not disclose or otherwise make available the Confidential Information, in whole or in part; provided, however, that Bancard shall bear no responsibility for the disclosure, inadvertent or otherwise, of information that is established to be in the public domain; is in Bancard's possession prior to receipt of the same from Program Member; is rightfully obtained from a third party; or is disclosed pursuant to judicial or governmental process. Upon termination of this Agreement, all copies of the Confidential Information provided to Bancard by Program Member shall be returned to Program Member. Bancard agrees that it will not use any nonpublic personal information about Program Member's customers in any manner prohibited by Title V of the Gramm-Leach-Bliley Act. To the extent necessary and if required to do so, Bancard shall implement and maintain appropriate measures designed to meet the objectives of the guidelines establishing standards for safeguarding non-public customer information as adopted by any federal regulatory agencies having jurisdiction over Program Member's affairs. These measures will include taking appropriate actions to address incidents of unauthorized access to Program Member's sensitive customer information, including notification to Program Member as soon as possible of any such incident.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the Effective Date.

BANCARD

ICBA BANCARD, INC.


BY:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------
Date:
      -------------------------------


PROGRAM MEMBER

WESTSOUND BANK


BY: /s/ Mark  D. Freeman
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------
Date: ***
      -------------------------------

                               ICBA BANCARD, INC.

               CORRESPONDENT MEMBERSHIP APPLICATION AND AGREEMENT.

In consideration of the mutual covenants set forth herein and the mutual benefits heretofore set forth in the VISA, PLUS, and INTERLINK Application for Membership and/or the MASTERCARD International Application for Membership and License to Use Service Marks, Corresponding Member ("Bank") and Principal Member Sponsor ("ICBA Bankcard") hereby agree as follows:

1.   Existing Visa & MasterCard Members (Indicate all each that applies):

     [ ]  VISA USA                                BID NO.: _____________________

          PRINCIPAL MEMBER? YES/NO (Circle)

     [ ]  MASTERCARD INTERNATIONAL                ROUTING & TRANSIT NO.: _______

          PRINCIPAL MEMBER? YES/NO (Circle)

2.   ICBA Bancard will sponsor Bank into the below selected Network(s).

3. Bank's duties and obligations under this Agreement shall be those arising in connection with the services marked below.

     [ ] INITIAL ICBA BANCARD NETWORK SPONSORSHIP (Indicate requested sponsorship below & complete appropriate licensing)

     [ ] CHANGE OF CURRENT SPONSORSHIP (Indicate changes below & complete appropriate licensing)

     [ ]  NO CHANGES (indicate current sponsorship below)

     [ ] SPONSORSHIP NOT REQUESTED (Complete Correspondent Member section below)

     Select all of the following which apply:

          [ ]  Debit Card Issuer (one in each block):

          [ ]  VISA

               OR

          [ ]  MASTERCARD

          [ ]  PLUS

               OR

          [ ]  CIRRUS

          [ ]  INTERLINK

               OR

          [ ]  MAESTRO

          [ ]

          [ ]  Acquirer (ATM Owner): [ ] PLUS and/or [ ] CIRRUS

4. Bank agrees to pay the fees listed in the PLUS / CIRRUS / INTERLINK /MAESTRO Operating Regulations, in addition to the following ICBA Bankcard Sponsorship Fees:

     $*** IMPLEMENTATION FEE (If initial ICBA Bancard Network Sponsorship)

     $*** MONTHLY SPONSORSHIP FEE

     $*** MONTHLY MEMBERSHIP FEE PER NETWORK (As stated in Operating
          Regulations)

     $*** MONTHLY CARD ROYALTY/CARDBASE MEMBERSHIP FEE, PER CARD & PER ISSUER
          NETWORK

         (REPLACES THE ANNUAL CARD ROYALTY FEE IN OPERATING REGULATIONS)

Accepted and Approved:

                         (ICBA BANCARD & TCM BANK LOGO)

CBA BANCARD, INC.                       CORRESPONDENT MEMBER
2107 WILSON BLVD., SUITE 400            WESTSOUND BANK
ARLINGTON, VA 22201                     190 PACIFIC AVE.
Principal Sponsoring Member             BREMERTON, WA 98337


Signature:                              Signature: /s/ Mark D. Freeman
           --------------------------              -----------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------
Date:                                   Date: ***
      -------------------------------         ----------------------------------

                      FRAUD LOSS PROTECTION PLAN AGREEMENT
                              TERMS AND CONDITIONS

PURPOSE

     In consideration of the payment of your month Plan fee, ICBA Bancard agrees to relieve you as a participating bank in ICBA's Fraud Loss Protection Plan of responsibility for losses arising from the FRAUDULENT USE of credit or debit cards (cards) you have issued through the ICBA Bancard program.

     ICBA'S FRAUD LOSS PROTECTION PLAN COVERS THE FOLLOWING CARD FRAUD
     CATEGORIES:
     Lost Cards
     Stolen Card
     Cards Not Received in the mail (NRI)
     Counterfeit (including skimmed counterfeit cards)
     Account Takeover card loss

     ICBA'S FRAUD LOSS PROTECTION PLAN COVERAGE DOES NOT INCLUDE:
     Fraudulent Application
     Credit Loss
     Bankruptcy

     ICBA's Fraud Loss Protection Plan Coverage applies to the FRAUDULENT USE of cards to obtain:
     Currency;
     Coins;
     Bank notes;
     Travelers checks;
     Money orders; and

     Similar written promises to pay money for the purchase or lease of goods or services except when:

     1. The participant can legally obtain reimbursement from cardholders, cardholder family members, merchants, financial institutions, card associations or clearing houses representing you;

     2. The loss resulted from a card issued without an application other than the replacement of a card previously issued by you;

     3.   The loss resulted from uncollected interest or discounts;

     4. The loss resulted from the use of the card to guarantee the cashing of a check or draft;

     5. The loss resulted from the fraudulent, dishonest or criminal acts of one or more of your officers, directors or employees;

     6. The loss arose from the use of a genuine card issued by you by an authorized person using his or her genuine signature with intent to defraud;

     7. The loss arose from the use of a card by a family member or relative of a cardholder;

     8. The loss is of a consequential nature including but not limited to interruption of business, delay or loss of market or cost of replacing or reissuing such cards;

     9. The loss resulted from the complete or partial non-payment of, or default upon, any loan or transaction in the nature of, or amounting to, a loan made by or obtained from you; and/or

     10. The loss was not discovered within 60 days of cancellation of this agreement or the fraudulent use occurred prior to the term of the agreement or after cancellation of this agreement.

     11. Losses resulting from the issuing of cards without CVV or CVC coding, or losses resulting from authorized transactions in which CVV or CVC was not verified.

     12. Losses which exceed the limits of coverage noted below or fall within the deductibles noted below.

     13. Losses arising from a participating bank that had not enrolled in an available CARD ACTIVATION PROGRAM prior to the date the fraud loss occurred.

     TERM OF AGREEMENT

     This Agreement will begin with the *** you make your service charge payment and continue until ***.

LIMITS OF COVERAGE

     Your responsibility for covered losses is waived as long as they do not exceed:

     Per Account Limit

     $*** account;

     Annual Limits

     $*** bank

     $*** participating banks

     Annual limits are based on all paid fraud losses that occurred in a twelve-month calendar period.

DEDUCTIBLE AMOUNTS

     Non-business card eligible losses are subject to *** per account deductible plus a co-payment *** for all losses in excess of *** up to ***.

     Business card eligible losses are subject to a $*** per account deductible plus a co-payment of *** for all losses in excess of $*** up to the per account limit of $***.

     Deductibles and co-payments are considered part of the $*** per account limit.

YOUR COST

     The cost to you for this Protection Plan consists of an initiation fee of $*** which is waived if you accept the Plan when you first join ICBA Bancard), plus $ *** per CREDIT CARD account on file with ICBA Bancard, or $ *** per debit card on file for DEBIT PROGRAM, at the end of each month of coverage.

PROTECTION PLAN CONDITIONS AND OBLIGATIONS

     1. LOSS RECOVERY - each participating bank must do all it can to preserve any right of recovery available. If ICBA Bancard makes a payment under this Agreement, that right of recovery will belong to Bancard. If Bancard recovers more than it has paid, the excess will belong to the bank which had the loss after Bancard deducts its expenses in obtaining the recovery.

     2. CARD ACTIVATION SYSTEM - you are required to enroll in the CARD ACTIVATION PROGRAM.

     3. CLAIM REPORTING OBLIGATIONS - You must report card losses to Certegy Card Services or Fiserv EFT no later than *** days after discovery. You must complete an ICBA Bancard Member Loss Reporting Data Sheet (copy attached) as soon as possible, but no later than *** days after receiving the CLOSE-OUT PACKET from your processor. All claims must be received within *** months from the date the fraud occurred, inclusive of all required documentation. You agree to supply Bankcard with requested documentation which may include the following:

          -    Signed affidavits

          - Detailed written description of the loss including period over which losses occurred, number of cards involved in the loss, and other information pertaining to the nature of the loss

          -    Police reports

          -    Transcript or tape representing drafts pertaining to the loss

          -    Documentation of all parties notified regarding the loss

          -    Cardholder(s) credit limit(s)

          -    Cardholder data that can be easily validated by phone.

          -    Other reasonable request for documentation not list above

     4. ICBA Bancard will pay covered losses within *** days from receipt of a completed claim packet.

     5. Cancellation or Termination - You may cancel this plan by written notice to ICBA Bancard. ICBA Bancard has the right to cancel this participation agreement within *** days written notification.

DEFINITIONS

ACCOUNT TAKEOVER: The result of an unknown or unauthorized person impersonating a legitimate card owner with the intent of taking over the account.

BUSINESS CARD: A card issued in the name of a business.

BANKRUPTCY:

CARD ACTIVATION PROGRAM: Program which requires legitimate Card owners to call a toll-free, 24-hour staffed telephone number to validate their cards prior to first use.

CARD NOT RECEIVED (NRI): A new Card or reissued card that the legitimate card owner claims not to have received.

CARD VERIFICATION VALUE (CVV)/CARD VERIFICATION CODE (CVC): A unique check value encoded on the Magnetic Stripe of a Card used to validate Card information during the Authorization process.

CARD VERIFICATION VALUE2 (CVV2)/CARD VERIFICATION CODE2 (CVC2): A unique 3-digit check value generated using a secure cryptographic process that is indent-printed on the back of the Card.

CLOSE-OUT PACKET: Documentation gathered and sent by Equifax Card Solutions Fraud Department in connection with a fraud loss. This packet is required when submitting a loss claim.

COUNTERFEIT CARD: A Card or convenience check that have been fraudulently printed, embossed, or encoded to appear as a genuine Visa or MasterCard card.

CREDIT CARD: A card, with a credit limit used to purchase goods and services, or obtain cash advances on credit.

CREDIT LOSS: The amount lost as a result of a cardholder's non-payment of the amount owed on the account.

DEBIT CARD: A card, used to purchase goods and services and to obtain cash, which debits the cardholder's personal deposit account.

FRAUDULENT APPLICATION: An application containing false information for the purpose of obtaining a card.

FRAUDULENT USE: Unauthorized use of any lost card, stolen card; INCLUDING NOT RECEIVED ISSUED (NRI), account takeover and counterfeit cards issued by a participant bank which results in an unpaid debit.

MEMBER LOSS REPORTING FORM: The form required for completion by the Bank, which is used when submitting by fraudulent claim loss to ICBA Bancard.

PROCESSOR: A member, or Visa, or a Visa-approved non-member acting as the agent of a Member, that provides Authorization, Clearing, or Settlement services for Members and Merchants, (i.e. Equifax Card Solutions and Fiserv EFT)

SKIMMED COUNTERFEIT: occurs when thieves acquire a valid card number and expiration date by running the card through a "skimming" device that pulls the data from the cards magnetic strip

                          ICBA PROGRAM MEMBER EXHIBIT

WHEREAS, Client is a member of the Independent Community Bankers of America ("ICBA") and has entered into an agreement with ICBA Bancard, Inc. ("Bancard"), a subsidiary of ICBA, for participation in the Bancard EFT Program ("Bancard Program") as a participating member ("Program Member"); and

WHEREAS, Client as a Program Member is being sponsored by Bancard for participation in either (a) the Plus / Visa or (b) the Cirrus / MasterCard card associations' debit card networks. Additionally, Client as a Program Member may also be participating in the ICBA Bancard Fraud Loss Protection Plan as part of the Bancard Program; and

WHEREAS, Fiserv and Client have entered into a data processing services agreement ("Fiserv Agreement") whereby Fiserv provides to Client certain electronic funds transfer processing services; and

NOW THEREFOR, Fiserv and Client wish to amend and supplement the Fiserv Agreement to facilitate Client's participation in the Bancard Program as follows:

1. APPOINTMENT OF BANCARD.

A. Client has appointed Bancard its agent and has authorized Bancard, its officers, directors, employees and agents, to take such action as agent on its behalf, and to exercise such powers as are necessary, together with such powers as are reasonably incidental thereto, to include Client as a Program Member in the Bancard Program. Client hereby authorizes Fiserv to provide certain Confidential Information to Bancard, including but not limited to Client's transaction data related to its participation in any debit network to which Bancard is providing Sponsorship, provided, however, that Bancard shall not have access to any non-public information relating to any specific consumer or cardholder customer of Client.

B. Client agrees that Fiserv may include, as part of Fiserv's billings to Client, any and all charges owed by Client to Bancard under the Bancard Program and authorizes Fiserv to remit to Bancard Client's payments to Fiserv for Bancard Program services. Fiserv shall only remit to Bancard those Bancard fees and charges actually paid by Client to Fiserv.

2. LEGAL COMPLIANCE.

Client shall be solely responsible for its compliance with the applicable rules, regulations, bylaws, operating manuals, operating letters, operating regulations, procedures and policies of Bancard, as now or hereafter in effect and as from time to time amended, restated or supplemented.

3. TERMINATION.

A. Client shall promptly notify Fiserv in the event of Client's termination for any reason of participation, whether in whole or in part, in the Bancard Program.

B. Fiserv may notify Bancard in the event of Client's termination, for any reason of this Agreement.

4. REPRESENTATIONS OF CLIENT.

Program Member represents and warrants to Fiserv that on and as of the date hereof and on a continuing basis (i) Client is a Program member and (ii) the consummation of the transactions involving Client as a Program Member contemplated hereby have been duly and validly authorized by the Board of Directors of Client.

5. INDEMNIFICATION

Client as a Program Member agrees to indemnify and hold Bancard and Fiserv, their subsidiaries, affiliates, successors and assigns, and their shareholders, directors, officers, employees and agents, harmless from and against all liabilities, claims, damages, losses, expenses including reasonable attorneys' fees, which arise out of, or in connection with, any failure of Client to comply with laws, rules and regulations applicable to the Bancard Program and its use of Program Services, which indemnity shall be effective regardless of whether Client uses any forms or other materials supplied by Bancard or Fiserv; provided, however, that Program Member shall have no liability for willful or negligent acts or omissions by Bancard or Fiserv, their employees, agents or representatives.

6. CONFLICT.

It is the intent of the parties that this ICBA Program Member Exhibit be supplemental to the Fiserv Agreement. However, in the event of a conflict in terms between this Exhibit and the Fiserv Agreement, the terms of this Exhibit shall control.

FOR CLIENT:                             FOR  FISERV:

WESTSOUND BANK                          FISERV SOLUTIONS, INC.


By: /s/ Mark D. Freeman                 By: /s/ Martin N. Singer
    ---------------------------------       ------------------------------------
Name:                                   Name: Martin N. Singer
      -------------------------------
Title:                                  Title: Senior Vice President
       ------------------------------
Date: ***                               Date:
                                              ----------------------------------